UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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POTLATCH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POTLATCH CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

May 4, 2009

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

Potlatch Corporation

601 West First Ave., Suite 1600
Spokane, Washington 99201

April 3, 2009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Potlatch Corporation will be held at The Spokane Club (Downtown), 1002 W. Riverside Avenue, Spokane, Washington 99201, on Monday, May 4, 2009, at 9:00 a.m. local time.

We are holding this meeting to:

•	elect three directors to the Potlatch Corporation Board of Directors;

•	ratify the appointment of our independent registered public accounting firm for 2009; and

•	transact any other business that properly comes before the meeting.

Your Board of Directors has selected March 23, 2009, as the record date for determining stockholders entitled to notice of the meeting and to vote at the meeting and at any adjournment or postponement.

Potlatch’s proxy statement, proxy card or voting instruction form and 2008 Annual Report are being distributed to stockholders on or about April 3, 2009. Your vote is important, so please vote your shares promptly. To vote your shares, please refer to the instructions on the enclosed proxy card or voting instruction form, or review the section titled “Voting” beginning on page one of the accompanying proxy statement.

By Order of the Board of Directors,

PAMELA A. MULL

Corporate Secretary

PROXY STATEMENT

This proxy statement and the enclosed proxy card are being furnished to stockholders of Potlatch Corporation in connection with the solicitation of proxies by our Board of Directors for use at the 2009 Annual Meeting of Stockholders, which is described below. We expect to mail this proxy statement, the Notice of Meeting, and the form of proxy enclosed, on or about April 3, 2009.

ANNUAL MEETING INFORMATION

Date, time and place of the meeting

The 2009 Annual Meeting of Stockholders will be held on Monday, May 4, 2009, at 9:00 a.m., local time, at The Spokane Club (Downtown), 1002 W. Riverside Avenue, Spokane, Washington 99201.

Purpose of the meeting

The purpose of the meeting is to vote upon the election of three directors to our Board and the ratification of the appointment of our independent registered public accounting firm.

Recommendation of the Board of Directors

Our Board unanimously recommends that you vote FOR each director nominee and FOR Proposal 2 contained in this proxy statement.

Who may vote

Stockholders who owned common stock at the close of business on March 23, 2009, the record date for the Annual Meeting, may vote at the meeting. For each share of common stock held, stockholders are entitled to one vote for as many separate nominees as there are directors to be elected and one vote on any other matter presented.

Proxy solicitation

Certain of our directors, officers and employees and our proxy solicitor, D.F. King & Co., also may solicit proxies on our behalf by mail, phone, fax, e-mail, or in person. We will bear the cost of the solicitation of proxies, including D.F. King’s fee of $9,500 plus out-of-pocket expenses, and we will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Potlatch stock. No additional compensation will be paid to our directors, officers or employees who may be involved in the solicitation of proxies.

Tabulation of votes—Inspector of Election

Our transfer agent, Mellon Investor Services LLC, will act as the inspector of election at the Annual Meeting and we will reimburse reasonable charges and expenses related to the tabulation of votes.

Voting

You may vote your shares in one of several ways, depending upon how you own your shares.

Shares registered directly with Potlatch (in your name):

•	Via Internet: Go to www.proxyvoting.com/pch and follow the instructions. You will need to enter the Holder Account Number and Proxy Access Number printed on the enclosed proxy card.
•	By Telephone: Call toll-free 1-866-540-5760 and follow the instructions. You will need to enter the Holder Account Number and Proxy Access Number printed on the enclosed proxy card.

•

In Writing: Complete, sign, date, and return the enclosed proxy card in the envelope provided, or provide it or a ballot distributed at the Annual Meeting directly to the Inspector of Election at the Annual Meeting when instructed.

Shares held in a Potlatch 401(k) Savings Plan (through Mercer Trust Company):

•

Via Internet: If you are a participant in the Potlatch Hourly 401(k) Plan or the Potlatch Salaried 401(k) Plan, go to www.proxyvoting.com/pch and follow the instructions. You will need to enter the Control Number printed on the enclosed voting instruction form.

•	By Telephone: Call toll free 1-866-540-5760 and follow the instructions. You will need to enter the Control Number printed on the enclosed voting instruction form.
•

In Writing: Complete, sign, date, and return the enclosed proxy card in the envelope provided. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

Shares held in “street” or “nominee” name (through a bank, broker or other nominee):

•

You may receive a separate voting instruction form with this proxy statement from your bank, broker or nominee, or you may need to contact your bank, broker or nominee to determine whether you will be able to vote electronically using the Internet or telephone. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

•

If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, must vote those shares in accordance with your instructions. If you do not give instructions to the broker, then your broker can vote your shares for “discretionary” items, but cannot vote your shares for “non-discretionary” items. On non-discretionary items for which you do not give voting instructions, the shares will be treated as “broker non-votes.” The election of directors and the ratification of the selection of our independent registered public accounting firm are considered routine and therefore “discretionary” items. This means that the two proposals may be voted upon by your broker if you do not give voting instructions for the shares held on your behalf.

If you return your proxy card by mail or vote via the Internet or by telephone but do not select a voting preference, the individuals named as proxies on the enclosed proxy card or voting instruction form will vote your shares FOR the election of the three nominees for director identified in this proxy statement and FOR Proposal 2. If you have any questions or need assistance in voting your shares, please contact D.F. King & Co., toll-free at 1-800-697-6975.

Revoking your proxy

If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting by giving our Corporate Secretary written notice of your revocation or by submitting a later-dated proxy, and you may revoke your proxy at the Annual Meeting by voting by ballot. Attendance at the meeting, by itself, will not revoke a proxy. If shares are registered in your name, you may revoke your proxy by telephone by calling 1-866-540-5760 and following the instructions or via the Internet by going to www.proxyvoting.com/pch and following the instructions.

If your shares are held in a Potlatch 401(k) Savings Plan (through Mercer Trust Company), you may revoke your proxy by telephone by calling 1-866-540-5760 and following the instructions or via the Internet by going to www.proxyvoting.com/pch and following the instructions.

If you are a stockholder in “street” or “nominee” name, you may revoke your voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions.

Quorum

On March 23, 2009, the record date, we had 39,743,075 shares of common stock outstanding. Voting can take place at the Annual Meeting only if stockholders owning a majority of the total number of shares outstanding on the record date are present either in person or by proxy. Abstentions and broker non-votes will both be treated as present for purposes of determining the existence of a quorum.

Votes needed

The affirmative vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to elect each of the nominees for director listed in Proposal 1 and to approve Proposal 2. The inspector of election will tabulate affirmative and negative votes, abstentions and broker non-votes. Withheld votes and abstentions will have the same effect as negative votes. Broker non-votes will not be counted in determining the number of shares entitled to vote.

Majority Vote Standard in Uncontested Director Elections

We have adopted majority voting procedures for the election of directors in uncontested elections. In an uncontested election, each nominee is elected by the vote of a majority of the voting power of the capital stock issued and outstanding, present in person or by proxy and entitled to vote for the election of directors. As provided in our bylaws, an “uncontested election” is one in which the number of nominees equals the number of directors to be elected in such election.

The Board may nominate or elect as a director only persons who agree to tender, promptly following his or her election or re-election to the Board, an irrevocable resignation that will be effective upon (i) the failure of the candidate to receive the required vote at the next annual meeting at which he or she faces re-election and (ii) the acceptance by the Board of such resignation. If an incumbent director fails to receive the required vote for re-election in an uncontested election, the Nominating and Corporate Governance Committee determines whether such director’s resignation should be accepted and makes a recommendation to the Board, which makes the final determination whether to accept the resignation. The Board must publicly disclose its decision within 90 days from the date of certification of the election results. If a director’s resignation is accepted by the Board, then the Board may fill the resulting vacancy or may decrease the size of the Board.

Annual Meeting attendance

We cordially invite and encourage all of our stockholders to attend the meeting. Persons who are not stockholders may attend only if invited by us. If you own shares in “street” or “nominee” name, you must bring proof of ownership (for example, a current broker’s statement) in order to be admitted to the meeting.

Other matters presented at Annual Meeting

We do not expect any matters, other than those included in this proxy statement, to be presented at the 2009 Annual Meeting. If other matters are presented, the individuals named as proxies on the enclosed proxy card will have discretionary authority to vote your shares on the matter.

Directions to the Annual Meeting

If you need directions to the annual meeting, please contact D.F. King & Co., toll-free at 1-800-697-6975.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 4, 2009. The proxy statement and the 2008 Annual Report are available at http://bnymellon.mobular.net/bnymellon/pch.

CORPORATE GOVERNANCE

Corporate Governance Guidelines; Corporate Conduct and Ethics Code

Our Board of Directors and management operate within our comprehensive plan of corporate governance that defines our Board’s and executives’ responsibilities, sets high standards for their professional and personal conduct, and provides for monitoring of their compliance with those responsibilities and other legal standards. Our Board has adopted Corporate Governance Guidelines, or Governance Guidelines, which provide standards and practices of corporate governance that we have designed to help contribute to our success and to assure public confidence in our Company. In addition, all committees of the Board operate under charters that describe the responsibilities and practices of each committee.

We have adopted a Corporate Conduct and Ethics Code, or Ethics Code, which provides ethical standards and policies that apply to all of our directors, officers and employees. Our Ethics Code requires that our directors, officers and employees avoid conflicts of interest, comply with laws and other legal requirements, conduct business honestly and ethically, provide full and accurate reporting to us, and otherwise act with integrity and in our best interests. We have also established procedures so that complaints regarding our accounting and auditing matters, conflicts of interests, securities violations and other matters can be submitted confidentially and anonymously. See “Communications with Directors” below.

Copies of the Ethics Code and the Governance Guidelines are available for downloading or printing by going to our web site at www.potlatchcorp.com, and selecting “Investor Resources” then “Corporate Governance,” and then selecting the appropriate link.

You can also obtain a printed copy of any of the materials referred to above by contacting us at the following address:

Potlatch Corporation

Attention: Corporate Secretary

601 West First Ave., Suite 1600

Spokane, Washington 99201

Telephone: (509) 835-1500

Director Independence

The role of our Board is to oversee and provide policy guidance on our business and affairs. The Board believes that it will best serve our stockholders if the majority of its members are independent. As of March 23, 2009, our Board had nine members, eight of whom are outside (non-employee) directors. With the exception of Michael J. Covey, who serves as Chairman of the Board, President and Chief Executive Officer, the Board has determined that none of our directors or their immediate family members have a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with us), and none of our directors or their immediate family members are employees of our independent registered public accounting firm, KPMG LLP. All are independent within the meaning of the New York Stock Exchange, or NYSE, corporate governance standards and our Director Independence Policy, a copy of which can be found on our web site by going to www.potlatchcorp.com, and selecting “Investor Resources” and then “Corporate Governance,” and then “Board of Directors.”

The Lead Director of our Board acts as lead director of the independent Board members when the Chair is a non-independent director, as is currently the case. At each of its regular in-person meetings and, as necessary, regular telephonic meetings, the Board meets in executive session without members of management present. John S. Moody, Lead Director of our Board, presides over these executive sessions. Each committee of the Board, except for the Finance Committee, also schedules an executive session without members of management present for every regular in-person meeting and, as necessary, at regular telephonic meetings.

Effective upon the spin-off of Clearwater Paper Corporation from Potlatch Corporation on December 16, 2008, William T. Weyerhaeuser and Michael T. Riordan resigned from their positions as directors of Potlatch. Concurrently, Mr. Weyerhaeuser and Mr. Riordan accepted positions as directors of Clearwater Paper Corporation. Mr. Weyerhaeuser and Mr. Riordan were independent within the meaning of the NYSE corporate governance standards and our Director Independence Policy during the period in 2008 when they served on our Board.

Board Meetings

During 2008, the Board met eight times. Each director, other than William L. Driscoll, attended at least 75% of the aggregate number of Board and applicable Committee meetings held when the director was serving on the Board. In March 2008, Mr. Driscoll was recalled to active duty in the United States Marine Corps Reserve as a Civil Affairs officer and deployed to Afghanistan through November 2008. Mr. Driscoll was absent from those meetings of the Board of Directors that occurred while he was overseas and was not compensated by Potlatch during that time. The Board does not have a policy requiring director attendance at annual meetings of the stockholders. Two of our directors attended the 2008 Annual Meeting of Stockholders.

Communications with Directors

Stockholders may contact our non-management directors by email or by regular mail, as follows:

E-mail:	non-managementdirectors@potlatchcorp.com

Mail:	Lead Director or Non-Management Directors c/o Corporate Secretary Potlatch Corporation 601 W. First Ave., Suite 1600 Spokane, WA 99201

All communications received will be processed by the Corporate Secretary. We forward all communications to the intended non-management director or directors. The Lead Director of the Board of Directors is responsible for facilitating an appropriate response. These procedures can also be viewed by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then “Board of Directors.”

Our Audit Committee has established procedures to address complaints and concerns about our accounting, internal controls and auditing matters for two different groups: (1) employees, who receive confidential and anonymous treatment; and (2) third parties (such as competitors, vendors and consumers), who are not entitled to confidential and anonymous treatment. All complaints and concerns are directed through an independent, third-party hotline provider and are routed directly to the Chair of the Audit Committee. The procedures and hotline number are available by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then “Hotlines.”

Nominees for Director

Our Nominating and Corporate Governance Committee, or Nominating Committee, is responsible for identifying, evaluating, recruiting and recommending qualified candidates to our Board for nomination or election. The Board nominates directors for election at each annual meeting of stockholders, and elects new directors to fill vacancies if they occur.

Our Board strives to find directors who are experienced and dedicated individuals with diverse backgrounds, perspectives and skills. Our Governance Guidelines contain membership criteria that call for candidates to be selected for their character, judgment, diversity of experience, business acumen and ability to act on behalf of all stockholders. In addition, we expect each director to be committed to enhancing stockholder value and to have sufficient time to effectively carry out his or her duties as a director. Our Nominating Committee also seeks to ensure that a majority of our Board members are independent under NYSE rules, as required by our Governance Guidelines, and that at least one Board member meets the criteria for an “audit committee financial expert” under Securities and Exchange Commission, or SEC, rules.

Prior to each annual meeting of stockholders, our Nominating Committee identifies director nominees first by evaluating the current directors whose terms will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, the candidate’s prior service as a director, and the needs of the Board for any particular talents and experience of its directors. If a director no longer wants to continue in service, the Nominating Committee decides not to re-nominate the director, or if a vacancy is created on the Board because of a resignation or an increase in the size of the Board or other event, then the Nominating Committee considers various candidates for Board membership, including those suggested by the Nominating Committee members, by other Board members, by any director search firm engaged by the Nominating Committee, and by our stockholders.

A stockholder who wishes to recommend a prospective nominee to the Board for consideration by the Nominating Committee should notify our Corporate Secretary in writing at our principal office. Each notice must include the information about the prospective nominee as would be required if the stockholder were nominating a person to the Board under our Bylaws. Such notice must be delivered to our offices by the deadline relating to stockholder proposals to be considered for inclusion in our proxy materials, as described under “General Information – Stockholder Proposals for 2010” below.

In February 2009, the Board approved amendments to our Bylaws relating to, among other things, stockholder nominations of persons to the Board. These amendments, which will apply beginning with nominations for directors to be elected at our 2010 Annual Meeting of Stockholders, expanded the disclosure stockholders must provide when making director nominations. Specifically, notices regarding director nominations must include a description of arrangements between the stockholder and the person proposed for nomination, any derivative or short positions or similar hedging transactions with respect to Potlatch’s common stock, and any agreements with any other person relating to the person proposed to be nominated. The amendments also changed the applicable period during which the stockholder’s notice must be received in order to be timely. Specifically, the applicable period is now measured with respect to the first anniversary of Potlatch’s prior-year annual meeting, as opposed to the first anniversary of the date Potlatch’s proxy statement was released in connection with the previous year’s annual meeting.

Each notice delivered by a stockholder who wishes to recommend a prospective nominee to the Board for consideration by the Nominating Committee generally must include the following information about the prospective nominee:

•	the name, age, business address and residence address of the person,

•	the principal occupation of the person,

•	the number of shares of Potlatch common stock owned by the person,

•

a statement whether the person, if elected, intends to tender an irrevocable resignation effective upon (i) such person’s failure to receive the required vote for re-election and (ii) acceptance of such resignation by the Board,

•	a description of all compensation and other relationships during the past three years between the stockholder and the person,

•	any other information relating to the person required to be disclosed pursuant to Section 14 of the Exchange Act, and

•	the person’s written consent to serve as a director if elected.

Potlatch may require any prospective nominee recommended by a stockholder to furnish such other information as may reasonably be required by Potlatch to determine the eligibility of such person to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such person.

The foregoing is only a summary of the detailed requirements set forth in our Bylaws regarding director nominations by stockholders. A copy of our Bylaws is available for downloading or printing by going to our web site at www.potlatchcorp.com, and selecting “Investor Resources,” and then “Corporate Governance.”

Committees of the Board

Our Board currently has four standing committees, as described below. The current charters of each of these committees are available on our public web site at www.potlatchcorp.com, by selecting “Investor Resources” and then “Corporate Governance.” You can also obtain a printed copy of any of the committee charters by contacting us at the following address: Potlatch Corporation, Attention: Corporate Secretary, 601 West First Ave., Suite 1600, Spokane, Washington 99201, Telephone: (509) 835-1500.

The following table shows the membership of each Committee as of March 23, 2009:

Name	Audit Committee		Executive Compensation and Personnel Policies Committee		Finance Committee		Nominating and Corporate Governance Committee
Michael J. Covey					X
Boh A. Dickey	X	(Chair)			X
William L. Driscoll					X		X
Ruth Ann M. Gillis	X		X	(Chair)	X
Jerome C. Knoll	X		X
John S. Moody			X		X
Lawrence S. Peiros			X				X
Gregory L. Quesnel	X		X		X	(Chair)	X
Judith M. Runstad			X				X	(Chair)

Until the spin-off of Clearwater Paper Corporation from Potlatch Corporation on December 16, 2008, William T. Weyerhaeuser was the Chair of the Executive Compensation and Personnel Policies Committee and served on the Finance Committee, and Michael T. Riordan served on the Executive Compensation and Personnel Policies Committee and the Nominating and Corporate Governance Committee. Ruth Ann M. Gillis was appointed to the Executive Compensation and Personnel Policies Committee as Chair upon Mr. Weyerhaeuser’s resignation from our Board.

Audit Committee

Our Audit Committee consists of four outside (non-employee) directors, and is responsible for assisting the Board in its oversight of our accounting, financial reporting and internal control matters, including monitoring our compliance with the tax and other rules pertaining to real estate investment trusts (REITs). The Audit Committee has sole authority to retain, compensate and terminate our independent registered public accounting firm and our Internal Audit Director. In addition, the Audit Committee oversees and administers our Related Person Transactions Policy described below under the heading “Transactions with Related Persons.” The Committee has appointed KPMG LLP as our independent registered public accounting firm and pre-approved its audit fees and certain non-audit services and fees for 2009 in accordance with criteria adopted by the committee.

Our Board has determined that all members of our Audit Committee are independent within the meaning of the NYSE listing standards and our Director Independence Policy, and that all members are “financially literate.” The Board also has determined that Committee Chair Boh A. Dickey is an “audit committee financial expert” as defined by SEC rules.

Our Audit Committee met eight times in 2008. See “Audit Committee Report” in this proxy statement for a description of the committee’s activities during 2008.

Executive Compensation and Personnel Policies Committee

Our Executive Compensation and Personnel Policies Committee, or Compensation Committee, consists of six outside (non-employee) directors, all of whom are independent within the meaning of the NYSE listing standards and our Director Independence Policy. During 2008 until the spin-off of Clearwater Paper Corporation on December 16, 2008, the Compensation Committee consisted of seven outside (non-employee) directors. The Compensation Committee oversees our executive compensation and benefits programs and general personnel policies and practices for our executives. It also helps determine our management succession planning, and annually reviews the performance of our Chief Executive Officer. In addition, the Compensation Committee reviews the “Compensation Discussion and Analysis” contained in this proxy statement and recommends its inclusion in the proxy statement to the full Board for approval. See “Compensation Discussion and Analysis” in this proxy statement for a discussion of the committee’s role in setting executive compensation.

Our Compensation Committee met six times in 2008.

Finance Committee

Our Finance Committee reviews and makes recommendations on financings and other financial matters, and consists of six directors—five outside (non-employee) directors and our Chairman of the Board, Michael J. Covey, who is an employee of the Company.

Our Finance Committee met one time in 2008.

Nominating and Corporate Governance Committee

Our Nominating Committee, which consists of four outside (non-employee) directors, is responsible for identifying, evaluating, recruiting and recommending to the Board nominees for election as directors, and for developing and recommending to the Board a set of corporate governance principles and related policies. During 2008 until the spin-off of Clearwater Paper Corporation on December 16, 2008, the Nominating Committee consisted of five outside (non-employee) directors. It also oversees our compensation and benefits paid to our directors.

The Board has determined that all four members of our Nominating Committee are independent within the meaning of the NYSE listing standards and our Director Independence Policy.

Our Nominating Committee met four times in 2008.

Compensation Committee Interlocks and Insider Participation

William T. Weyerhaeuser, Jerome C. Knoll, Lawrence S. Peiros, Gregory L. Quesnel, Michael T. Riordan, John S. Moody and Judith M. Runstad served as members of our Compensation Committee during 2008. In connection with the spin-off of Clearwater Paper Corporation, Messrs. Riordan and Weyerhaeuser resigned from their positions as directors of Potlatch Corporation and as members of our Compensation Committee effective December 16, 2008 and were elected as directors of Clearwater Paper Corporation. Ruth Ann M. Gillis was appointed to the Executive Compensation and Personnel Policies Committee as Chair at that time. During 2008, all members of the Compensation Committee were outside (non-employee) directors, and none of our named executive officers served as a director or as a member of a compensation committee of any business entity employing any of our directors.

Transactions with Related Persons

Securities laws require us to disclose certain business transactions that are considered related person transactions. In order to comply with these requirements, our Audit Committee has adopted a Related Person Transactions Policy that applies to any director or executive officer of the Company, any beneficial owner of more than 5% of our voting stock, any immediate family member of any of the foregoing persons, and any entity that employs any of the foregoing persons, or in which any of the foregoing persons is a general partner, principal or 10% or greater beneficial owner. Transactions covered by this policy are those in which (a) we or any of our subsidiaries participate, (b) the amount involved exceeds $120,000, and (c) any related person had, has or will have a direct or indirect material interest, as defined in the policy.

Any proposed related person transaction is reviewed by our Audit Committee at its next regularly scheduled meeting, unless our Corporate Secretary determines that it is not practicable or desirable to wait until the next scheduled meeting for a particular transaction, in which case the Chair of the Audit Committee has the authority to review and consider the proposed transaction. Only those transactions determined to be fair and in our best interests are approved, after taking into account all factors deemed relevant by the Audit Committee, or its Chair, as the case may be. If the Chair approves any related person transaction, then that approval is reported to the Audit Committee at its next regularly scheduled meeting. The entire policy can be viewed by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources” then “Corporate Governance.”

We did not conduct any transactions with related persons in 2008 that would require disclosure in this proxy statement or approval by the Audit Committee pursuant to the policy described above.

BOARD OF DIRECTORS

Our Board of Directors is divided into three classes serving staggered three-year terms. At the Annual Meeting, you and the other stockholders will elect three individuals to serve as directors until the 2012 Annual Meeting. See “Proposal No. 1—Election of Directors.” Our Bylaws require our directors to be elected by a majority vote of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

In connection with the spin-off of Clearwater Paper Corporation, Messrs. Riordan and Weyerhaeuser resigned from their positions as directors of Potlatch Corporation. These resignations created an imbalance among the three classes of our directors, with Class I having four directors, Class II having two directors and Class III having three directors. In order to balance each class of our Board of Directors as required by our Certificate of Incorporation, on February 18, 2009, Ruth Ann M. Gillis resigned as a Class I director and our Board of Directors concurrently elected Ms. Gillis as a Class II director. As a result of this election, each class of our Board of Directors has three members.

Below are the names and ages of our nine directors as of the date of this proxy statement, the year each of them became a director, their principal occupation or employment for at least the past five years, and certain of their other directorships. Unless authority is withheld, the persons named as proxies in the accompanying proxy will vote for the election of the nominees listed below. We have no reason to believe that any of these nominees will be unable to serve as a director. If any of the nominees becomes unavailable to serve, however, the persons named as proxies will have discretionary authority to vote for a substitute nominee.

Nominees for Election at this Meeting for a Term Expiring in 2012 (Class I)

Boh A. Dickey (age 64) has been a director since July 2000. Until his retirement in 2001, Mr. Dickey was the President, Chief Operating Officer and a director of SAFECO Corporation, an insurance and financial services company. He also serves as the Chairman of the Board and a director of Clearwater Paper Corporation (NYSE: CLW).

William L. Driscoll (age 46) has been a director since January 2004. He is currently a partner with Pointe Group Management Company, a private commercial real estate and management company. In March 2008, Mr. Driscoll was recalled to active duty in the United States Marine Corps Reserve as a Civil Affairs officer and deployed to Afghanistan through November 2008. Mr. Driscoll was absent from those meetings of the Board of Directors that occurred while he was overseas. Mr. Driscoll also spent approximately nine months in 2006 serving in Iraq with the United States Marine Corps. Prior to that time, he was a marketing and business consultant for ID Micro, a radio frequency technology company with which he had been associated since January 2005. Before then, Mr. Driscoll was Vice President of Strategic Accounts for PACCESS, a packaging solutions company, from December 2002 to December 2004.

Judith M. Runstad (age 64) has been a director since March 1999. Ms. Runstad is an attorney who has served Of Counsel to Foster Pepper PLLC, a law firm, since January 1998. She also serves as a director of Wells Fargo & Co. (NYSE: WFC), a bank holding company.

Directors Continuing in Office until 2010 (Class II)

Michael J. Covey (age 51) has been a director since February 2006. Our President and Chief Executive Officer since February 2006, Mr. Covey has been Chairman of the Board since January 1, 2007. Prior to joining Potlatch in February 2006, he was employed for 23 years by Plum Creek Timber Company, Inc., a real estate investment trust, where he had served as Executive Vice President since August 2001.

Ruth Ann M. Gillis (age 54) has been a director since November 2003. Currently, Ms. Gillis is Senior Vice President of Exelon Corporation (NYSE: EXC), a publicly held energy company, and President of Exelon Business Services Company, a subsidiary of Exelon Corporation, a position she has held since October 2005. From August 2004 to October 2005 she served as Executive Vice President of Commonwealth Edison, another subsidiary of Exelon Corporation, and was President of Exelon Business Services Company from November 2002 to August 2004.

Gregory L. Quesnel (age 60) has been a director since September 2000. In 2004, Mr. Quesnel retired as President, Chief Executive Officer and a director of CNF, Inc., a supply chain logistics management company, positions he had held since May 1998. He also serves as a director of Synnex Corporation (NYSE: SNX), an information technology product supplies services company.

Directors Continuing in Office until 2011 (Class III)

Jerome C. Knoll (age 66) has been a director since December 2001. Mr. Knoll has been Chairman of the Board and Chief Executive Officer of Marathon Industries, Inc., a manufacturer of polyurethane products, since January 2000. He also served as Vice President of Genie Industries, Inc., a manufacturer of aerial work platforms, from 1989 through December 2007 and served as its Chief Financial Officer from 1989 through April 2001.

John S. Moody (age 60) has been a director since September 2006. Mr. Moody is President of Proterra Management LLC in Houston, which is the general partner and manager of Proterra Realty Fund, LTD, a Texas real estate private equity firm. From 2004 through 2005 he served as President and Chief Executive Officer of HRO Asset Management, LLC, a real estate advisory business. Prior to that, from 2001 to 2004, Mr. Moody was President of Marsh & McLennan Real Estate Advisors, Inc., a business that directed real estate projects and transactions for Marsh & McLennan. He also serves as a director of Huron Consulting Group (NASDAQ: HURN), a publicly held integrated strategic services provider.

Lawrence S. Peiros (age 53) has been a director since February 2003. Mr. Peiros is Executive Vice President and Chief Operating Officer for North America of The Clorox Company (NYSE: CLX), a household consumer products company. Previously, he served as Group Vice President of The Clorox Company, a position he held from February 1999.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

This table shows the number of shares beneficially owned as of March 13, 2009, by each owner of more than 5% of our common stock, each of our directors, each executive officer for whom compensation is reported in this proxy statement, and all directors and executive officers as a group. The number of shares reported is based on data provided to us by the beneficial owners of the shares. The percentage ownership data is based on 39,743,075 shares of our common stock outstanding as of March 13, 2009, unless otherwise noted. Under SEC rules, beneficial ownership includes shares over which the indicated beneficial owner exercises voting or investment power. Except as noted, and subject to applicable community property laws, each owner has sole voting and investment power over the shares shown in this table.

	Amount and Nature of Common Stock Beneficially Owned					Common Stock Units(2)
	Number of Shares Beneficially Owned		Right to Acquire(1)	Total Shares Beneficially Owned	Percent of Class
Stockholders Owning More than 5%
Barclays Global Investors, NA .	3,954,346	(3)	n/a	3,954,346	9.95%	n/a
400 Howard Street
San Francisco, CA 94105

Directors and Named Executive Officers
Michael J. Covey	83,838	(4)	44,818	128,656	*	29,299
Boh A. Dickey	5,500	(5)	21,540	27,040	*	8,444
William L. Driscoll	377,198	(6)	—	377,198	*	9,556
Ruth Ann M. Gillis	3,038		1,680	4,718	*	16,458
Jerome C. Knoll	34,519	(7)	—	34,519	*	8,444
John S. Moody	10,000		—	10,000	*	6,208
Lawrence S. Peiros	3,750	(8)	8,616	12,366	*	8,444
Gregory L. Quesnel	2,888		21,540	24,428	*	8,444
Judith M. Runstad	12,161	(9)	2,154	14,315	*	8,444
Eric J. Cremers	34,016	(10)	1,470	35,486	*	—
William R. DeReu	9,291	(11)	508	9,799	*	—
Richard K. Kelly	31,145	(12)	—	31,145	*	—
Brent Stinnett	10,212	(13)	2,171	12,383	*	2,051

Directors and Executive Officers as a group (14 persons)	603,982	(14)	109,357	713,339	1.79%	105,792

*	Less than 1%.

(1)    Represents shares the directors and executive officers as a group (other than Messrs. Covey, Cremers, DeReu and Stinnett) have the right to acquire pursuant to stock options exercisable as of or within 60 days of March 13, 2009. Amounts for Messrs. Covey, Cremers, DeReu and Stinnett represent shares of common stock issuable under restricted stock units, or RSUs, that are currently vested or vest within 60 days of March 13, 2009.

(2)    Represents common stock units as of March 13, 2009. These stock units are not actual shares of common stock and have no voting power. In the case of our directors, these stock units are credited, along with accrued dividend equivalents, on a one-for-one basis with our common stock pursuant to our Deferred Compensation Plan for Directors II (see “Compensation Discussion and Analysis—Compensation of Non-Employee Directors”). The units represent deferred directors’ fees for Ms. Gillis, and annual stock unit awards granted in December 2004-2008 to all outside directors. For Messrs. Covey and Stinnett, the units represent deferred annual incentive plan award payments. The units are converted into cash and paid according to an election the holder makes prior to deferring fees or incentives, except for the directors’ annual deferred awards granted to the outside directors, which are converted to cash and paid upon separation from service as a director.

(3)    Based on the stockholders’ Schedule 13G filed with the SEC on February 5, 2009. The Schedule indicates that sole dispositive power over all these shares is held by the following entities in the respective amounts listed: Barclays Global Investors, NA, 2,094,510 shares; Barclays Global Fund Advisors, 1,740,922 shares; Barclays Global Investors, Ltd., 62,772 shares; Barclays Global Investors Japan Limited, 36,484 shares, and Barclays Global Investors Australia Limited, 19,658 shares. In addition, the Schedule reports sole voting power by the following entities over the respective shares listed: Barclays Global Investors, NA, 1,800,652 shares; Barclays Global Fund Advisors, 1,517,723 shares; Barclays Global Investors, Ltd., 35,821 shares; Barclays Global Investors Japan Limited, 36,484 shares, and Barclays Global Investors Australia Limited, 19,658 shares.

(4)    Comprised of the following: (i) 68,717 shares held directly by Mr. Covey; (ii) 15,000 shares of common stock held in a trust, of which Mr. Covey has sole voting and investment power; and (iii) 121 shares of common stock held for Mr. Covey’s individual account under our 401(k) employee savings plan.

(5)    These shares are held in the name of Mr. Dickey and his spouse with whom Mr. Dickey shares voting and investment power for these shares.

(6)    Includes 131,072 shares held directly by Mr. Driscoll, all of which are currently pledged as collateral, and 243,544 shares held by trusts of which Mr. Driscoll is a trustee and shares voting power but has no dispositive power. Also includes 2,582 shares held by trusts of which Mr. Driscoll is a trustee and shares both voting and dispositive powers. Mr. Driscoll disclaims beneficial ownership of all shares except those held directly by him. A total of 43,641 shares of common stock held in trust are currently pledged as collateral for a bank loan by one of the trusts.

(7)    These shares are held in the name of Mr. Knoll and his spouse, with whom Mr. Knoll shares voting and investment power for these shares.

(8)    These shares are held in a trust under which Mr. Peiros shares voting and investment power with his spouse.

(9)    Includes 5,986 shares owned by Ms. Runstad’s spouse, of which Ms. Runstad disclaims beneficial ownership.

(10)    Includes 2,500 shares owned by Mr. Cremers’ spouse.

(11)    Includes 1,937 shares of common stock held for Mr. DeReu’s individual account under our 401(k) employee savings plan.

(12)    Includes 15,191 shares of common stock held for Mr. Kelly’s individual account under our 401(k) employee savings plan.

(13)    Includes 262 shares of common stock held for Mr. Stinnet’s individual account under our 401(k) employee savings plan.

(14)    Includes an aggregate of 9,110 shares of common stock held for the executive officers’ benefit under our 401(k) employee savings plan.

REPORT OF THE EXECUTIVE COMPENSATION AND PERSONNEL POLICIES

COMMITTEE

The Executive Compensation and Personnel Policies Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our 2008 Annual Report on Form 10-K.

The Committee Members:

Ruth Ann M. Gillis, Chair

Jerome C. Knoll

John S. Moody

Lawrence S. Peiros

Gregory L. Quesnel

Judith M. Runstad

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Compensation Philosophy and Objectives

Our compensation philosophy is to provide all of our executives a fair and competitive incentive-based compensation package that is tied to the performance of both the individual and the company. We target our compensation levels to be at or near the median of compensation paid by other comparable companies. We also believe that a significant portion of total compensation should be at risk and dependent on achievement of target levels of performance. In addition, we believe that in order to maintain fiscal discipline, incentive compensation should include caps. Our key compensation objectives are to recruit, motivate and retain talented and experienced executives, ensure our compensation incentives are aligned with short-term and long-term company performance, and align our employees’ interests with those of our stockholders.

Evolution of Company and Compensation Program

We are a REIT that owns and manages approximately 1.6 million acres of timberlands. Through our taxable subsidiary, we also conduct a real estate sales and development business and operate wood products manufacturing facilities. Prior to the spin-off of Clearwater Paper Corporation described below, we also operated a pulp and paperboard business and a consumer tissue products business.

As a result of our conversion to REIT status in 2006, we stopped using stock options, which only reward stock price appreciation, as the long-term incentive portion of the compensation package provided to our senior employees and instead began using performance shares, which recognize total stockholder return. As a specialized REIT with significant manufacturing operations prior to the spin-off in December 2008, we have considered our peer companies to consist of both “pure play” timber REITs and wood and paper products manufacturers. To provide a better “apples-to-apples” comparison of Potlatch to these manufacturers, which are generally “C” corporations subject to corporate taxation, and timber REITs, which are generally not subject to corporate taxation, we have used pre-tax financial measurements for purposes of assessing relative performance under our compensation program.

Spin-off of Clearwater Paper Corporation

On December 16, 2008, we completed the spin-off of our pulp-based businesses through a distribution to Potlatch shareholders of all of the common stock of Clearwater Paper Corporation. After the spin-off, Clearwater Paper Corporation holds all of the assets and liabilities formerly associated with our pulp and paperboard business and consumer tissue products business. Throughout 2008, we and our Executive Compensation and Personnel Policies Committee, which we refer to as the Compensation Committee or the Committee, considered and approved various compensation actions related to the spin-off. For a description of these actions, see the section below entitled Actions Taken in Connection with Spin-off of Clearwater Paper Corporation.

Compensation Oversight

The Compensation Committee periodically reviews the components of our executive compensation program to ensure the program continually meets our objectives as well as improves or evolves as necessary.

Management Input.    Before compensation is reviewed and approved by the Compensation Committee, our Chief Executive Officer, or CEO, and our Vice President, Human Resources, or VP-HR, recommend to the Compensation Committee changes to base salaries, target amounts for annual cash bonuses and equity awards for each named executive officer, except the CEO. These recommendations are based on the principal duties and responsibilities of each position, competitor pay levels within our industry and regional and national markets, and internal pay equity, as well as on individual performance considerations. In addition, each year our VP-HR and our Controller provide the Committee with a detailed review of the actual results for each of the corporate and operating unit performance goals compared to the performance measures set at the beginning of the year under our annual incentive plan and the resulting proposed payments or awards to be made to the named executive officers. Our CEO also makes recommendations to the Committee regarding executive merit increases and compensation packages for executives being hired or promoted. The Committee also looks to our CEO for the establishment of our performance targets and his evaluation of the performance of the executives who report to him.

Compensation Consultants.    The Compensation Committee engages Deloitte Consulting LLP, or Deloitte, to advise the Committee on executive compensation matters. Deloitte does not advise any of our executive officers as to their individual compensation, and does not perform other services for the company. Based in part upon an assessment prepared by Deloitte, the Compensation Committee analyzes each component of each of our officers’ compensation package at least every two years to assess the proper balance and competitiveness of the components and the compensation tools used to accomplish the objective of each component. Additionally, Deloitte assists the Committee on an annual basis in reviewing the compensation packages of each of our named executive officers.

All of the decisions with respect to determining the amount or form of executive compensation under our compensation program are made by the Committee alone and may reflect factors and considerations other than the information and advice provided by Deloitte.

Establishing Compensation

Each year, the Committee reviews and approves the following:

•	base salary increases for our named executive officers and certain other officers;

•	awards under our short-term and long-term incentive plans for our executive officers and certain senior employees;

•	performance measures under our short-term and long-term incentive plans;

•	the formulation of performance measures and the aggregate amount of grants made under the long-term incentive plans for other key employees; and

•	the peer group of companies used for purposes of measuring relative performance.

Use of Tally Sheets.    In connection with this review and approval, the Committee analyzes tally sheets prepared by Deloitte that affix dollar amounts to all components of each named executive officer’s compensation consisting of base salary and bonuses, outstanding equity awards, benefits, and potential termination of employment and change-in-control severance payments under several different scenarios.

Competitive Market Assessments.    In connection with the review of each of our named executive officer’s compensation, the Committee analyzes competitive data provided by Deloitte. Deloitte’s market assessment utilizes blended market data from the most relevant survey sources available, including the NAREIT Compensation Survey and the Forest Products Industry Compensation Association Survey for industry-specific market data, and surveys from Mercer (US) Inc., or Mercer, and Watson Wyatt for market data on non-durable goods manufacturing and general industry companies of similar size. This sample includes a majority of the companies within our peer group and other companies outside of our peer group to which we compare our compensation but not corporate performance. In the competitive assessment, Deloitte gathers competitive compensation data that is regressed, if available, to the revenues of the company for corporate-based employees and each division for division employees. The competitive assessment is based on positions that are similar in scope to those of our named executive officers.

Wealth Accumulation Analysis.    The Committee periodically reviews a wealth accumulation analysis prepared by Deloitte in establishing our named executive officers’ compensation. The Committee reviewed such an analysis in February 2009. The wealth accumulation analysis is comprised of an assessment of the potential value of equity holdings for each of our named executive officers based on each of the termination of employment scenarios presented to the company in the tally sheets and multiple company stock price scenarios over a five-year period. The purpose of the analysis is to identify the potential wealth that may be created as a result of our compensation program and assist the Committee in determining if that wealth creation is appropriate given our performance.

Individual Performance.    We adjust compensation against the median level for individual executives, as appropriate, to recognize variables such as job performance, long-term potential and tenure for purposes of recruitment and retention. Total cash and total direct compensation (defined as base salary plus short-term and long-term incentives) earned by our executives may vary from the market median (above or below) based on actual performance relative to our plan.

2008 Peer Group.    We measure our relative corporate performance against a peer group of companies. For 2008, based upon the analysis of, and in consultation with, both Deloitte and Mercer, who assists Potlatch management on compensation design issues, we revised our peer group to include a more focused set of companies with stronger comparability to our various lines of business and to include a greater representation of companies that reflect the REIT/real estate aspect of our business. We also excluded Canadian companies from the peer group due to the potential impact of Canadian government subsidies that could place US-based companies at a disadvantage when making relative performance comparisons. The peer group applicable to performance share grants for the three year period beginning January 1, 2008 consisted of the following 16 companies:

Company	Previous Peer	Annual Revenue(1)		Market Cap(2)	GICS Sub-Industry
Kimberly-Clark	✓	$19,575		$25,417	Household Products
Weyerhaeuser	✓	$8,877		$8,075	Forest Products
Smurfit-Stone Container	✓	$7,350		$347	Paper Packaging
MeadWestvaco	✓	$6,890		$2,396	Paper Products
Sonoco Products	✓	$4,248		$2,506	Paper Packaging
Universal Forest Products	✓	$2,321		$449	Building Products
Rock-Tenn	✓	$2,839		$1,161	Paper Packaging
Packaging Corp of America	✓	$2,395		$1,741	Paper Packaging
Plum Creek Timber	✓	$1,657		$6,397	Specialized REITs
Rayonier	✓	$1,169		$2,607	Specialized REITs
Wausau Paper		$1,221		$452	Paper Products
Chesapeake Corporation(3)	✓	$1,041		$1	Paper Packaging
Caraustar Industries	✓	$852		$11	Paper Packaging
St. Joe		$311		$2,855	Real Estate Mgmt. & Dev.
Deltic Timber	✓	$123		$571	Forest Products
Pope Resources		$43		$103	Forest Products
Median(4)		$2,321		$1,741	Various
Potlatch Corporation		$600	(5)	$1,312	Specialized REITs

(1)	In millions, as of recent trailing 12 months.

(2)	In millions, as of October 31, 2008.

(3)	Chesapeake Corporation’s stock was de-listed from the New York Stock Exchange on November 10, 2008.

(4)	Statistics exclude Chesapeake Corporation.

(5)	Pro-forma post spin-off of Clearwater Paper Corporation.

Compensation Components

We balance our executives’ compensation packages among three components:

•	Base salary;

•	Short-term, or annual, cash incentives; and

•	Long-term equity incentives.

Compensation Component Objectives.    The Compensation Committee’s goal in determining compensation for our named executive officers is to award compensation that is reasonable in relation to our compensation philosophy. Salaries are provided to employees as compensation for basic services to the company and to meet the objective of attracting and retaining the talent needed to run our business. Our short-term incentives reward employees for helping us achieve annual financial targets, and our long-term incentives reward employees for helping us pay higher returns to our stockholders and outperform our peers. We also compensate executives with higher levels of responsibility with a higher proportion of at-risk compensation and a larger proportion of equity compensation, so their interests are more closely aligned with those of our stockholders. See Analysis of 2008 Compensation below for each named executive officer’s specific pay mix for 2008.

To ensure fiscal discipline, we set threshold performance levels below which no incentive payments are to be made and set caps on the aggregate amount of short-term incentive compensation that we pay.

Base Salary.    The Compensation Committee targets executive base salaries at the median of competitive practice, with such adjustments as management and the Committee deem necessary based upon the individual executive’s job performance, long-term potential and tenure. We have base salary ranges for each level, or pay grade, for all of our salaried employees, including our CEO. The placement of an executive’s rate of pay within the salary range for a given position corresponds to the executive’s level of experience and performance relative to his or her individual written performance plan. The performance plan contains operational, financial and customer-oriented objectives determined by the executive together with his or her supervisor. Although an initial salary range for our CEO is determined as described above, our CEO’s base salary is set by the Committee.

Short-Term Cash Incentives.    Our short-term incentive program links compensation to annual company performance by awarding cash bonuses for achieving pre-defined performance goals.

Target Opportunities.    Target annual bonuses for our executive officers are defined as a set percentage of base salary, based on the pay grade of each officer’s position. The Committee periodically reviews these target percentages for our executive officers and approves modifications to the target percentages when appropriate, based in part on the recommendations and input of management and Deloitte after a review of competitive practice. Although any target award to be made to our CEO is initially calculated as a percentage of base salary based in part on input from Deloitte, ultimately the Committee establishes the earned award for our CEO.

Earned Awards.    Target awards are subject to adjustment based on corporate and operating division financial performance modifiers. At the end of the year, actual financial performance is calculated and the results are compared to the Committee’s pre-approved scales (which are established at the beginning of the year) to determine the modifiers to apply to the target awards. Awards are further adjusted based on individual performance modifiers that are determined based on the individual employee’s annual performance review.

Once set by the Compensation Committee, target performance measures are not generally changed. However, upon the completion of the calculations for all eligible corporate and operating division employees, the Committee is provided discretion under our short-term incentive plan to modify individual short-term incentive awards, or awards to all eligible employees as a group, after considering an individual’s performance, operating division’s performance, the company’s overall performance or unusual, extraordinary or infrequently occurring items. The Committee also considers safety performance, environmental performance, and other factors when considering awards to be approved.

Earned awards are paid in cash, except (1) in the case of an executive officer who does not meet his or her stock ownership requirement, in which case awards are paid 50% in cash and 50% in stock, (2) if the officer makes an election to defer the award, or (3) if the payment of cash would be nondeductible under Section 162(m) of the Internal Revenue Code. Under the terms of our short-term incentive plan, the Compensation Committee has discretionary authority to limit the amount and alter the time and form of payment of annual bonus awards if the aggregate amount of awards to be paid exceeds 6% of our pre-tax income or we did not declare a cash dividend for the year. For 2008, the Committee did not need to exercise this discretionary authority as the aggregate awards did not exceed 6% of our pre-tax income and we made dividend distributions to shareholders during the year.

Long-Term Equity Incentives.    Under our long-term incentive program, which is intended to link compensation to long-term company performance, we grant two types of equity awards:

•

performance shares, which are tied to total stockholder return compared to a peer group over a three-year period and reward employees for outperforming the company’s peers, encourage them to focus on enhancing long-term stockholder value and align management’s and stockholders’ interests; and

•	restricted stock units, or RSUs, which vest over time and aid in the recruitment and retention of key employees.

Performance Shares.    Upon our conversion to a REIT in January 2006, the Committee stopped granting stock options and began granting performance shares as the sole form of long-term incentive provided to our senior level employees as part of their annual compensation package. We believe performance shares are less dilutive to stockholders because fewer performance shares need be granted compared to options to achieve a similar monetary target value for the award granted. We also believe they provide a superior incentive for our employees compared to stock options due to our high dividend yield as a REIT.

Performance shares are granted at the target performance level, and are earned based on our total stockholder return, or TSR, performance over a three-year period relative to our peer group. TSR is stock price appreciation plus cash and share distributions.

Restricted Stock Units.    We have used, and will continue to use, RSUs to help recruit or retain key employees and to align the interests of newly hired executives with those of our stockholders. For example, we have granted RSUs to newly hired executives to replace the value of equity awards that were forfeited when they left their prior employer.

Long-Term Equity Incentive Opportunities.    Based on an assessment of competitive long-term incentive opportunities by Deloitte, and an evaluation of those levels by the Committee, “guideline” long-term incentive values are developed for each pay grade for which awards are granted. The guideline long-term incentive values, which are based upon the median of competitive practice, are then converted to a guideline number of performance shares and time vested RSUs based on the average closing price for our common stock over a fixed period of time as of the beginning of the performance period. The actual number of performance shares and time vested RSUs granted to eligible employees aside from the CEO is further subject to an increase or decrease from the guideline level at the Committee’s discretion, based upon management’s assessment of an individual employee’s past contributions and potential future contributions to the company. For the CEO, who is only awarded performance shares and not RSUs, the Committee determines the number of performance shares to be awarded based on a review by Deloitte of competitive long-term incentive opportunities and the Committee’s evaluation of the CEO’s performance.

Timing of Long-Term Incentive Awards.    The effective grant date for equity awards is the day of the Committee meeting at which the awards are approved, typically in February of each year. These meetings are scheduled well in advance of the actual meeting date and are not coordinated with the release of any material, non-public information. For named executive officers who are hired during the year, the Committee approves equity grants that are effective upon the executive’s start date.

Limitations on and Adjustments to Long-Term Awards.    The Compensation Committee reserves the right to reduce or eliminate any performance share award to an employee, or to all senior employees as a group, if it determines that TSR has been insufficient, or if our financial or operational performance has been inadequate. The Committee did not exercise this authority for 2008.

Officer Stock Ownership Guidelines.

In the interest of promoting and increasing equity ownership by our senior executives and to further align our executives’ long-term interests with those of our stockholders, we have adopted stock ownership guidelines. The guidelines, which are provided below, were changed in 2008 from share-based to value-based guidelines as part of the redesign of our compensation program to align with market practice:

Chief Executive Officer	Value of Shares = 5 x Base Salary
Vice President	Value of Shares = 2 x Base Salary

Each executive must acquire by December 31, 2012, or within five years of his or her becoming an executive officer subject to the guidelines, at least the number of shares based on the applicable value shown above. To meet the requirements, an executive must increase his or her stock holdings each year by at least 20% of the required amount until the minimum number is acquired. Shares held in a brokerage account, an account with our transfer agent or in our 401(k) Plan, common stock units owned as a result of deferred awards paid under our short-term incentive program, and any vested RSUs all count towards the ownership requirement. Shares subject to unexercised stock options, unvested RSUs or unearned performance shares, however, do not count toward the ownership guidelines. The stock ownership of our named executive officers as of March 13, 2009 is presented on page 12. See Security Ownership of Certain Beneficial Owners and Management.

If an executive does not meet the incremental ownership requirement in any of the five years, or the ownership requirement is not maintained after it is initially met, incentive awards under our short-term incentive program are paid 50% in cash and 50% in stock, and any shares issued upon settlement of performance share awards must be retained to the extent necessary to meet the stock ownership guidelines.

A copy of our officers’ stock ownership guidelines is available by going to our web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and “Officer Stock Ownership Guidelines.”

Analysis of 2008 Compensation

Performance Measures and Target Setting.

Annual Cash Incentive Awards.    In order to reflect both our REIT structure and our manufacturing operations, we used the following performance measures for purposes of the 2008 annual cash incentive awards:

•	Funds from Operations, or FFO, measured at the corporate level against pre-defined targets; and

•	Earnings before interest, taxes, depreciation, depletion and amortization, or EBITDDA, measured at the operating division level against pre-defined targets.

We define FFO as net earnings, less the benefit from taxes resulting from the reversal of timber-related deferred tax liabilities that are no longer necessary as a result of our REIT conversion, plus depreciation, depletion and amortization. The use of this measure is intended to focus eligible employees on generating profits by both increasing revenues and controlling costs. In addition, FFO is the primary measure used by the investment community to measure REIT performance. We believe that the use of this measure will further improve the alignment of our employees’ and stockholders’ interests. Furthermore, the Committee believes that at the division level, measuring earnings rather than returns is a simpler approach and provides more line-of-sight to employees, as the divisions do not make capital allocation decisions.

Plan Mechanics.    At the beginning of each year, a target incentive pool value is calculated based on the sum of the target short-term incentive amounts for each participant in the plan. At the end of each year, the Committee approves the funding for the incentive pool in an amount ranging from 0% to 200% of the target pool, based on our corporate performance against the pre-determined FFO targets. The funded pool is then allocated by the CEO to the corporate and operating divisions based on the following:

•	Corporate: corporate FFO performance, modified based on the achievement of measurable strategic objectives; and

•	Operating Divisions: operating division EBITDDA performance (weighted 75%) and corporate FFO performance (weighted 25%).

The Committee believes that a corporate link in the operating division allocation is necessary to keep a division motivated to maximize its contribution to overall FFO in the event that the division enters a down-cycle and the division-specific goals cannot be reached. The CEO has discretion to adjust the corporate and operating division incentive pools, subject to the maximum aggregate funded pool approved by the Committee. The Compensation Committee has discretion to adjust the earnings used in the FFO and EBITDDA calculations for extraordinary items, as appropriate.

The operating division vice presidents allocate their available incentive pool among individual participants based on their respective annual performance reviews. Individual awards can range from zero to 2.0 times target. The Committee will continue to establish the actual award for our CEO, and will also review and approve the CEO’s recommendations for bonus payouts to the other named executive officers.

Performance Target Setting.    The 2008 FFO performance scale and the corresponding incentive pool modifiers as a multiple of target were as follows:

Performance Level	FFO Performance (Versus Budget)	Incentive Pool Modifier (Multiple of Target)
Threshold	80% of Budget	0.25 x Target Pool
Target	100% of Budget	1.00 x Target Pool
Maximum	126.7% of Budget	2.00 x Target Pool

The incentive pool modifier for FFO performance proportionately increases or decreases between threshold and target levels and between target and maximum levels. The incentive pool is not funded for FFO performance below the threshold. The funding scale is designed to contribute a fixed percentage of every dollar of FFO above threshold to the incentive pool. Our budget, which includes an FFO target, is approved by the Board annually, and the FFO performance scale is established by the Committee based on the approved budget and on the input and recommendations of management.

Operating division EBITDDA budgets are established by the CEO and are reflected in the annual budget approved by our Board. If a division does not meet its EBITDDA budget, the division portion of the bonus pool is not funded for that division.

Long-Term Incentive Awards.    Beginning in 2008, long-term incentive awards include both a performance share component and an RSU component as a portion of the total award. The total award for all eligible employees, excluding our CEO, thus consists of two components:

•	75% in the form of performance shares that may pay out based on our total stockholder return compared to that of our peer group at the end of a three-year performance period, and

•	25% in the form of time-vested RSUs with a 3-year “cliff” vesting (100% vesting on third anniversary of date of grant).

We believe that our annual RSU grants enhance retention of officers and other key personnel because they only vest after three years. Additionally, these RSUs encourage the recipients to increase the value of the award over the three-year period since they will not be paid out until the end of the vesting period. The use of RSUs as part of our long-term incentives is also consistent with the practices of our peer group. Our CEO continues to receive only performance share awards to provide him with the highest rate of variable, or at-risk, compensation consistent with leveraging his pay to the performance of the company. For the 2008-2010 performance period, the relative TSR performance scale and the corresponding number of shares earned as a percentage of target were set by the Committee as follows:

Performance Level	Total Stockholder Return Percentile Rank (Versus 2008 Peer Group)	Number of Shares Earned (Percentage of Target)
Threshold	33rd Percentile	25%
Target	50th Percentile	100%
Maximum	85th Percentile	200%

The number of performance shares earned for relative TSR performance proportionately increases or decreases between threshold and target levels and between target and maximum levels. The Committee continues to believe that no performance shares should be earned for performance below the bottom third of our peers. The maximum award of two times target requires that we outperform 13, or 85%, of the 16 companies in our 2008 peer group. Based on actual market performance over the past ten years encompassing eight three-year performance cycles, had we granted performance shares on this basis, we would have failed to meet the threshold 38% of the time (i.e., three out of eight times) and the maximum would have been met only once.

Threshold, Target and Maximum.    The Committee believes that for purposes of measuring relative corporate performance for awarding annual or long-term incentives:

•

the 33rd Percentile is an appropriate “floor” for purposes of setting a minimum standard of performance necessary to earn an award because it is consistent with our philosophy of placing the officer’s compensation at risk if minimal performance is not achieved;

•	the 50th Percentile is an appropriate measure for purposes of paying 100% of the target amount because it is in line with our philosophy of targeting compensation at median levels; and

•

the 85th Percentile is an appropriate measure for purposes of paying 200% of the target amount because it is in line with our philosophy of maintaining fiscal discipline by capping total compensation while also rewarding executives for achieving superior performance.

2008 Base Salary Increases.

As a result of an analysis previously performed by Deloitte, the recommendations of our CEO as to his direct reports and the Committee’s decisions based upon that analysis and those recommendations, the Committee decided to implement the following changes in base salary for 2008 to our named executive officers:

Name	Base Salary Increase (% Increase)
Michael J. Covey	5.93%
Eric J. Cremers	2.82%
William R. DeReu	8.85%
Richard K. Kelly	0%
Brent L. Stinnett	0%

Based on current economic conditions and competitive data from a group of forest products companies and “pure play” REITs, the Committee decided to not increase the base salaries of any of our named executive officers for the 2009 calendar year.

Comparison of 2008 Target and Actual Compensation

To align the goals of our executives with higher levels of responsibility with our short-term and long-term business goals, we compensate those executives with a higher proportion of at-risk compensation. The following table shows the target and the actual amounts for salary and annual and long-term incentive awards for our named executive officers, along with the 2008 percentage of total direct compensation represented by the amount of each component (i.e., the mix of pay).

	TARGET 2008 TOTAL DIRECT COMPENSATION(1)			ACTUAL 2008 TOTAL DIRECT COMPENSATION(1)
Name	Salary (% of Total)	Target short-term incentive award (cash) (% of Total)	Guideline long-term incentive grant value (equity)(2) (% of Total)	Salary(3) (% of Total)	Actual short-term incentive award (cash) (% of Total)	Actual long-term incentive grant value (equity)(2) (% of Total)
Michael J. Covey	$715,020 32.9%	$495,800 22.8%	$959,424 44.2%	$708,350 31.8%	$366,900 16.5%	$1,151,309 51.7%

Eric J. Cremers	$411,300 45.5%	$204,700 22.6%	$288,248 31.9%	$409,420 46.1%	$163,800 18.4%	$315,600 35.5%

William R. DeReu	$200,040 48.7%	$80,000 19.5%	$130,448 31.8%	$200,040 42.5%	$102,000 21.7%	$168,320 35.8%

Richard K. Kelly	$305,040 47.2%	$137,300 21.2%	$204,088 31.6%	$305,040 58.3%	$13,700 2.6%	$204,088 39.0%

Brent L. Stinnett	$305,040 47.2%	$137,300 21.2%	$204,088 31.6%	$305,040 45.6%	$175,000 26.1%	$189,360 28.3%

(1)	Total direct compensation is the sum of base salary, short-term cash incentives and long-term equity incentives.

(2)	These amounts represent the dollar value of the 2008 long-term equity incentive guideline and the dollar value of the actual award granted in February 2008 for the performance period 2008-2010 (applicable to performance shares) and the vesting period 2008-2010 (applicable to RSUs), in each case valued using a 10-day average closing stock price prior to the February 2008 grant date of $42.08. Such amounts may or may not be paid out depending on the company’s performance or continued employment, as applicable, over the three-year period. The table above under the heading “Long-Term Incentive Awards” lists the performance measures and the achievement attained relative to threshold, target and maximum goals for the performance share awards.

(3)	Salary increases for 2008 did not go into effect until March 1, 2008, which explains discrepancies between target and actual salaries for Messrs. Covey and Cremers.

The actual 2008 short-term cash incentive awards differ from targeted 2008 amounts as a result of

•	each officer’s individual performance;

•	our actual 2008 corporate FFO performance, which resulted in a multiplier of 0.40; and

•	actual 2008 EBITDDA performance for each operating division (for operating division vice presidents only), which resulted in the following multipliers:

Operating Division	Actual 2008 EBITDDA ($ in millions) (1)	Approved Award Modifier (Multiple of Target)
Real Estate	$95.1	1 x Target
Resource	$40.6	1 x Target
Wood Products	($3.5)	0 x Target

(1)	Each of our Operating Division’s actual 2008 EBITDDA can be calculated from the amounts shown in Note 15 to the audited financial statements included in our Annual Report on Form 10-K, filed on March 2, 2009. Actual 2008 EBITDDA for each of the Resource and Wood Products divisions can be calculated by taking the division’s operating income and adding depreciation, depletion and amortization. Actual 2008 EBITDDA for the Real Estate division can be calculated by taking the division’s operating income and adding the $9.1 million of non-cash costs described therein.

In 2008, the Committee made individual modifications to the compensation of named executive officers, including our CEO, based on recommendations from our CEO, advice from Deloitte and individual performance reviews. Individual performance modifiers could range from zero to two times the target award. The threshold individual modifier is 0.5, below which no bonus was awarded. The range of individual modifiers for our named executive officers for 2008 was from 1.5 to 2.0.

Our CEO’s recommendations to the Committee concerning the individual performance modifiers of each of the other named executive officers were based on the individual performance evaluations of those officers. These evaluations took into account objective criteria in the form of operating results against budget and results against customer-oriented goals established for each executive officer at the beginning of the year, and subjective criteria such as strategic goals which involve the exercise of discretion and judgment in assessing performance attainment.

In determining the CEO’s individual performance modifier, the Committee considered its evaluation of Mr. Covey’s performance against his financial, operational and strategic goals for 2008. The Committee noted that under Mr. Covey’s leadership, the company:

•	completed the spin-off of our pulp-based businesses; and

•	completed sales of significant parcels of land pursuant to a land sales strategy first implemented in 2007.

The budgeted FFO target for 2008 was established at the beginning of the year based on the company’s operations as they existed prior to the spin-off of the Clearwater Paper assets. In determining the appropriate 2008 corporate performance modifier, the Committee determined that the FFO target should be adjusted to reflect the reduction in funds from operations for the 14 day period following the spin-off and to exclude spin-off related expenses. However, no adjustments to the FFO target were made to reflect losses associated with the closure of the Prescott, Arkansas sawmill. The company’s 2008 actual FFO, as compared to the adjusted, budgeted FFO target, resulted in a corporate performance modifier of 0.40. The FFO shortfall was due to under-performance in the Wood Products division and our former Pulp and Paperboard division as a result of the economic downturn. The Real Estate and Resource divisions met their respective EBITDDA targets, and the division portion of the bonus pool for eligible employees of those divisions was fully funded. However, the Wood Products division did not meet its EBITDDA target, and therefore the division portion of the bonus pool for eligible Wood Products division employees was not funded.

Grant of Stock Awards to Messrs. Cremers and DeReu

In 2008, the Committee determined that it would be appropriate to provide a fully vested stock award to Messrs. Cremers and DeReu on December 5, 2008 to recognize sustained personal and overall company performance for the period starting with their respective initial hiring date and ending November 2008. Mr. Cremers received 7,500 shares of our common stock and Mr. DeReu received 5,000 shares of our common stock in connection with this stock award.

Actions Taken in Connection with Spin-off of Clearwater Paper Corporation

On December 16, 2008, we completed the spin-off of our pulp-based businesses through a distribution of the common stock of Clearwater Paper Corporation to Potlatch shareholders. After the spin-off, Clearwater holds all of the assets and liabilities formerly associated with our pulp and paperboard business and consumer tissue products business. Throughout 2008, we and the Compensation Committee considered and approved various compensation actions related to the spin-off, including:

•	approval of an employee matters agreement with Clearwater outlining the parties’ obligations to each other and their employees;

•	acceleration of the performance period relating to 2006-2008 performance shares; and

•	equitable adjustment of outstanding stock options to reflect the spin-off.

Following is a summary of each of these actions.

Employee Matters Agreement

On December 15, 2008, we entered into an employee matters agreement with Clearwater Paper Corporation in connection with the spin-off. The employee matters agreement addresses the Company’s and Clearwater’s obligations to employees and former employees who are or were associated with their respective businesses and other employment and employee benefit matters. Pursuant to the employee matters agreement, each party has agreed to employ its employees on terms and conditions substantially similar to the terms and conditions of employment prior to the spin-off for the twelve month period following the spin-off.

We have established and will initially maintain retirement and health and welfare programs (including post-retirement health benefits) for current and former employees, other than current and former employees of the Clearwater businesses, on terms substantially similar to those in effect prior to the spin-off. Subject to any adjustments required by applicable law, each of our retirement plans received a transfer from the corresponding Clearwater retirement plan of assets and liabilities attributable to current and former employees, other than current and former employees of Clearwater.

Acceleration of 2008 Performance Shares in Connection with Spin-off

On December 1, 2008 and in connection with the spin-off, performance share awards tied to our total stockholder return over the 2006-2008 performance period were settled in common stock using a compressed performance period. The original three-year performance period ending December 31, 2008 was shortened to a 33-month performance period, given the proximity of the original three-year end date to the December 16, 2008 consummation date of the spin-off. The shares were issued at 200% of the target grant based on actual performance during the compressed performance period. The following named executive officers received the following amounts of common stock in connection with the foregoing settlement:

Employee Name	Title	Aggregate Potlatch Shares Issued on Settlement	Potlatch Shares Withheld for Tax Withholding	Net Amount of Potlatch Shares Issued on Settlement
Michael J. Covey	Chairman of the Board, President and Chief Executive Officer	63,950	23,310	40,640
Richard K. Kelly	Former Vice President, Wood Products Division	13,723	4,700	9,023
Brent L. Stinnett	Vice President, Resource Management Division	13,528	3,578	9,950

Equitable Adjustment of Long-Term Incentives

On August 20, 2008, the Compensation Committee considered the impact of the spin-off on outstanding equity awards (stock options, restricted stock units and performance shares) and on the deferred compensation accounts under the company’s deferred compensation plans. The Committee concluded that it was necessary and appropriate to make adjustments or have dividend equivalents credited under the terms of the underlying award agreements with respect to outstanding equity awards and deferred compensation accounts in connection with the spin-off such that the fair market value of each award immediately before the adjustment or dividend equivalent will equal the fair market value of the award after the adjustment or dividend equivalent. Where indicated by footnotes in the tables that follow, share amounts and, where applicable, per share exercise prices, reflect these anti-dilution adjustments and dividend equivalents.

EXECUTIVE COMPENSATION TABLES

2008 Compensation

2008 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compen- sation ($)(2)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)(3)	All Other Compen- sation ($)(4)	Total ($)
Michael J. Covey Chairman of the Board, President and Chief Executive Officer	2008	$708,350	—		$1,738,958	$366,900	$437,720	$71,091	$3,323,019
	2007	$666,670	—		$1,876,092	$1,000,000	$337,816	$57,495	$3,938,073
	2006	$566,124	$477,085		$1,326,039	$700,000	$308,783	$212,589	$3,590,620
Eric J. Cremers Vice President, Finance and Chief Financial Officer	2008	$409,420	—		$541,138	$163,800	$37,124	$25,919	$1,177,401
	2007	$183,343	$25,000		$116,448	$185,900	$8,990	$171,656	$691,337
William R. DeReu Vice President, Real Estate Division	2008	$200,040	—		$255,446	$102,000	$18,748	$14,001	$590,235
Richard K. Kelly(5) Former Vice President, Wood Products Division	2008	$305,040	$206,740	(6)	$233,804	$13,700	$792,016	$78,930	$1,630,230
	2007	$305,040	—		$204,504	$107,100	$119,328	$16,612	$752,584
	2006	$303,230	—		$144,576	$88,700	$164,474	$18,129	$719,109
Brent L. Stinnett Vice President, Resource Management Division	2008	$305,040	$10,000	(7)	$293,030	$175,000	$82,057	$25,034	$890,161
	2007	$305,040	—		$224,412	$178,400	$53,137	$10,202	$771,191
	2006	$127,100	$155,420		$64,235	$72,100	$17,077	$111,610	$547,542

(1)	This column (i) shows the compensation expense taken by us for RSUs granted in 2006, 2007 and 2008 and the values for performance shares granted in prior years for three-year performance periods beginning in 2006, 2007 and 2008, respectively, all pursuant to our long-term incentive plan, (ii) for Messrs. Covey, Cremers, DeReu and Stinnett, includes the compensation expense taken by us for RSUs granted in connection with their respective initial employment, and (iii) for 2008, shows the compensation expense taken by us for fully vested stock awards granted to Messrs. Cremers and DeReu to recognize performance for the period starting with their respective initial hiring date and ending November 2008. The compensation expense taken by us was determined in accordance with Statement of Financial Accounting Standard No. 123 (Revised 2004)—Share Based Payment, or FAS 123R, for the applicable fiscal year. The FAS 123R valuations performed for 2008 are discussed in Note 14 to our Financial Statements included in our Annual Report on Form 10-K, filed on March 2, 2009, which we refer to as our Form 10-K. As described in the Form 10-K, the fair value of all performance share awards is estimated using a Monte Carlo simulation model. The assumptions underlying the valuation of the performance share awards granted to our named executive officers in 2008 were as follows: adjusted stock price – $40.87; risk-free interest rate – 2.27%; stock volatility – 33.77%; measurement period – three years; and fair value per share – $52.75.

(2)	This column shows cash bonuses earned under our annual incentive plan. Annual bonuses relating to performance in 2008 were actually paid in 2009 unless deferred under our Management Deferred Compensation Plan.

(3)	Amounts shown represent the aggregate annual change in the actuarial present value of accumulated pension benefits under all of our defined benefit and actuarial plans. No portion of the amounts shown in this column is attributable to above market or preferential earnings on deferred compensation.

(4)	Amounts shown include 401(k) company match ($10,550 for Mr. Cremers and $13,894 for Mr. Stinnett), allocations under the 401(k) Plan Supplemental Benefit portion of our Salaried Supplemental Benefit Plan II ($62,091 for Mr. Covey, $15,343 for Mr. Cremers, $10,534 for Mr. Kelly and $11,065 for Mr. Stinnett), and premiums paid for life and accidental death & dismemberment insurance. For Mr. Kelly, amount also includes $58,662 for unused and accrued vacation paid in connection with his retirement from Potlatch.

(5)	Mr. Kelly retired from Potlatch on January 1, 2009.

(6)	Amount shown is comprised of a $10,000 lump sum merit payment and a $196,740 bonus made in part to offset pension benefit reduction.

(7)	Amount shown represents a lump sum merit payment.

Grants of Plan-Based Awards for 2008

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael J. Covey	02/19/08	$61,975	$495,800	$1,983,200	6,840	27,360	54,720			$1,443,240

Eric J. Cremers	02/19/08	$25,588	$204,700	$818,800	1,406	5,625	11,250			$296,719
	02/19/08							1,875	(3)	$77,588
	12/05/08							7,500	(4)	$193,875

William R. DeReu	02/19/08	$10,000	$80,000	$320,000	750	3,000	6,000			$158,250
	02/19/08							2,000	(5)	$82,760
	02/19/08							1,000	(3)	$41,380
	12/05/08							5,000	(4)	$129,250

Richard K. Kelly	02/19/08	$17,163	$137,300	$549,200	910	3,638	7,276			$191,905
	02/19/08							1,212	(3)	$50,153

Brent L. Stinnett	02/19/08	$17,163	$137,300	$549,200	844	3,375	6,750			$178,031
	02/19/08							1,125	(3)	$46,553

(1)	Actual amounts paid under our annual incentive plan for performance in 2008 were paid on February 20, 2009 (unless deferred under our Management Deferred Compensation Plan), and are reflected in the 2008 Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” Awards granted under our annual incentive plan are subject to an individual performance modifier, which can range from zero to 2.0, based on an individual’s performance for the year. The threshold personal modifier is 0.5, below which an individual would receive no bonus. A modifier of 0.5 would result in an individual receiving only one half of the bonus amount otherwise payable under our annual incentive plan, and a modifier of 2.0 would result in an individual receiving 200% of such bonus amount. Pursuant to his employment agreement, Mr. Covey’s individual performance modifier for 2008 could have ranged from zero to two times the bonus amount based on the results of his individual performance, which is established by the Compensation Committee. The amounts shown for Target assume an individual performance modifier of 1.0. To show the lowest and highest awards available, the amounts shown for Threshold assume an individual performance modifier of 0.5 and those for Maximum assume a personal modifier of 2.0.

(2)	Amounts shown represent performance shares granted for the performance period 2008-2011.

(3)	Amounts shown represent RSUs with three-year “cliff” vesting.

(4)	Amounts shown represent a fully vested stock award granted to recognize sustained personal and overall company performance for the period starting with each officer’s applicable initial hiring date and ending November 2008.

(5)	Amount shown represents RSUs with three-year vesting (20% vesting on the first anniversary of date of grant, 20% vesting on the second anniversary of date of grant and 60% vesting on the third anniversary of date of grant).

Compensation of the Chief Executive Officer and Chief Financial Officer

Chief Executive Officer.    Mr. Covey participated in our annual incentive plan in 2008 with a target annual bonus opportunity of $495,800, or 70% of his base salary, and earned 74% of this target amount for 2008 under the annual incentive plan, a portion of which was deferred and the remainder of which was paid in cash in February 2009. The actual bonus could have ranged from zero to two times the target amount based on corporate performance criteria established by the Compensation Committee, and was subject to further modification based on the results of individual performance measures for Mr. Covey established by the Committee. Mr. Covey also participates in our long-term incentive award plan on terms established by the Committee.

Mr. Covey receives other benefits generally available to our officers, including participation in our Management Deferred Compensation Plan or Management Plan, Management Performance Award Plan II or MPAP, Supplemental Benefit Plan II, or Supplemental Plan II, and Salaried Employees’ Retirement Plan, or Retirement Plan. Mr. Covey’s employment agreement, which expired in February 2009, also provides him with a minimum retirement benefit at age 55 equal to the retirement benefit that he would have been entitled to at age 55 had he remained with his former employer, offset by any retirement benefit paid by his former employer and any paid under our Supplemental Plan II and Retirement Plan. In 2008, Mr. Covey’s employment agreement was amended to provide immediate vesting of his pension benefit from the Potlatch Retirement Plan. The minimum retirement benefit described above will vest immediately upon a change of control. See narrative following the Pension Benefits Table. Mr. Covey is entitled to certain payments upon termination or a change of control. See Potential Payments Upon Termination or Change of Control—Mr. Covey’s Employment Agreement. Mr. Covey is prohibited from competing against us or soliciting our employees or affiliates for two years following termination of his employment for good reason by Mr. Covey or without cause by us, or three years following termination of his employment upon a change of control.

The Compensation Committee has reviewed all components of Mr. Covey’s compensation, including base salary, short-term cash incentive awards and long-term incentive grants as described above, plus the cost to us of any other salaried employee benefits and our projected payout obligations under several potential severance and change of control scenarios. Based on this review, the Committee has determined that Mr. Covey’s total compensation, and in the case of the severance and the change of control scenarios, the potential payouts, are in the aggregate reasonable and not excessive because they are in line with comparable companies’ pay practices and consistent with the Committee’s evaluation of his performance.

Mr. Cremers’ Employment

Chief Financial Officer.    With the exception of Mr. Covey, we have not entered into employment agreements with our named executive officers. Mr. Cremers participated in our annual incentive plan in 2008 with a target annual bonus opportunity of $204,700, or 50% of his base salary, and earned 80% of this target amount for 2008 under the annual incentive plan, which was paid in cash in February 2009. The actual bonus could have ranged from zero to two times the target amount based on corporate performance criteria established by the Compensation Committee, and was subject to further modification based on the results of individual performance measures for Mr. Cremers established by the Committee. Mr. Cremers also participates in our long-term incentive award plan on terms established by the Committee.

Mr. Cremers receives other benefits generally available to our officers, including participation in our Management Plan, MPAP, Supplemental Plan II, and Retirement Plan. Mr. Cremers is entitled to certain payments upon termination or a change of control. See Potential Payments Upon Termination or Change of Control.

Section 162(m) of the Internal Revenue Code, or the Code, generally disallows a tax deduction to public companies for annual compensation in excess of $1 million paid to the CEO and the other named executive officers. Companies may deduct compensation above $1 million, provided it is “performance-based compensation” within the meaning of the Code. While the Compensation Committee considers the effect of this rule in developing and implementing our compensation program, in order to preserve the Committee’s flexibility to adjust short-term incentives for individual performance, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). Under our current short-term incentive plan, a participant must defer any payment that would cause the participant’s compensation to be nondeductible. Our long-term incentive programs are intended to qualify as performance-based compensation.

Personal Benefits

We do not provide perquisites or other personal benefits to our officers or senior employees, such as aircraft for personal use, paid parking spaces, company cars, country club memberships or separate dining facilities, with exception of certain relocation expenses and insurance premiums. Our health care and other medical insurance programs, as well as our Salaried Employees’ Savings Plan, or 401(k) Plan, are the same for all salaried employees, including officers, with the exception that highly compensated employees pay a larger percentage of their insurance premiums than other employees.

Supplemental Benefit Plans.    Our supplemental benefit plans provide retirement benefits to our salaried employees, including our named executive officers, based upon the benefit formulae of our Salaried Employees’ Retirement Plan and 401(k) Plan. Benefits under these plans are based on compensation that includes the amounts of any annual bonuses that the executive has elected to defer, and are computed without regard to the IRS compensation and benefit limitations applicable to our qualified plans. Otherwise these benefits are calculated based on the qualified plan formulae and do not otherwise augment the normal benefit formula applicable to salaried employees. These plans are discussed in detail on pages 34-37.

Salaried Retirement Plan.    Our Salaried Retirement Plan provides a pension to our salaried employees, including our named executive officers. We believe the retirement plan is competitive with our peers and is a defined benefit plan that provides for the long-term security of our salaried employees upon retirement. This plan is discussed in detail on pages 34-37.

Other Benefits

401(k) Plan.    Our 401(k) Plan permits substantially all of our employees, including our named executive officers, to make voluntary pre-tax and after-tax contributions to the plan, subject to applicable tax limitations. We make matching contributions equal to 70% of a salaried employee’s contributions that do not exceed 6% of his or her annual compensation, subject to applicable tax limitations. Eligible employees who elect to participate in the plan are 100% vested in the matching contributions upon completion of two years of service.

Health and Welfare Benefits.     All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance.

Current Equity Holdings

2008 Outstanding Equity Awards at Fiscal Year End

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)(2)		Market Value of Shares of Stock That Have Not Yet Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(1)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Michael J. Covey
Restricted Stock Units (2006)	27,652	(5)	$719,217
Performance Share Grant (2007-09)				71,434	$1,857,998
Performance Share Grant (2008-10)				69,489	$1,807,409
Eric J. Cremers
Restricted Stock Units (2006)	5,879	(6)	$152,902
Restricted Stock Units (2008)	2,381	(7)	$61,930
Performance Share Grant (2007-09)				19,651	$511,123
Performance Share Grant (2008-10)				14,286	$371,579
William R. DeReu
Restricted Stock Units (2006)	2,540		$66,061
Restricted Stock Units (2008)	1,270	(7)	$33,033
Performance Share Grant (2007-09)				6,639	$172,680
Performance Share Grant (2008-10)				7,473	$194,373
Richard K. Kelly
Restricted Stock Units (2008)	1,539	(7)	$40,029
Performance Share Grant (2007-09)				8,852	$230,241
Performance Share Grant (2008-10)				9,240	$240,332
Brent L Stinnett
Restricted Stock Units (2006)	3,257	(8)	$84,720
Restricted Stock Units (2008)	1,429	(7)	$37,168
Performance Share Grant (2007-09)				11,684	$303,901
Performance Share Grant (2008-10)				8,572	$222,958

(1)	Share amounts reflect dividend equivalents credited in connection with the spin-off of Clearwater Paper.

(2)	This column shows RSUs, plus dividend equivalents accrued through December 31, 2008. Dividend equivalents were calculated using the closing price of our common stock on the dividend payment dates.

(3)	Values calculated using the $26.01 per share closing price of our common stock on December 31, 2008.

(4)	This column shows performance shares granted, plus dividend equivalents accrued through December 31, 2008 (including dividend equivalents credited in connection with the spin-off of Clearwater Paper). The award grants for the 2007-2009 and 2008-2010 performance periods are shown at 200% of the target grant based on actual performance in 2008. Since the awards are for three-year performance periods that end on December 31, 2009 and December 31, 2010, respectively, the actual number of shares that could be issued upon settlement of these awards may vary from the amounts shown in this table.

(5)	100% of the shares listed in the table vested on February 6, 2009.

(6)	Of the shares listed in the table, 25% will vest on July 16, 2009 and the remainder will vest on July 16, 2010.

(7)	100% of the shares listed in the table will vest on December 31, 2010.

(8)	100% of the shares listed in the table will vest on August 1, 2009.

2008 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)		Value Realized on Vesting ($)(2)
Michael J. Covey	—	—	71,208		$1,612,667
Eric J. Cremers	—	—	8,684	(3)	$248,470
William R. DeReu	—	—	5,000	(3)	$129,250
Richard K. Kelly	6,459	$65,793	13,723		$285,158
Brent L. Stinnett	—	—	14,404		$322,222

(1)	Except for Messrs. Cremers and DeReu, this column shows the gross number of performance shares granted for the performance period 2006-2008, plus distributions accrued during the compressed performance period, as described in the section above entitled “Acceleration of 2008 Performance Shares in Connection with Spin-off.” During the compressed performance period, our TSR was 57.5%, which placed us between first and second among the peer group and resulted in a multiplier of 200% being applied to the target grant of performance shares. The Compensation Committee approved settlement of these performance shares in December 2008 and actual settlement occurred in the same month, which included withholding for tax purposes and thus receipt of fewer shares by each officer than shown in the table. Additionally for Messrs. Covey, Cremers and Stinnett, this column includes RSUs that vested in 2008. These vested RSUs are not settled upon the vesting date but rather on the date that is three years after the date of grant, subject to earlier settlement in the event of termination of employment.

(2)	The value of the performance shares was calculated using the $20.78 per share closing price of our common stock on December 1, 2008 (the date the Compensation Committee approved payment of the awards). Except for Messrs. Covey and Stinnett, the dividend equivalents were calculated using the average closing price for August and September 2008, which was $46.96. For Messrs. Covey and Stinnett, the dividend equivalents were calculated using the closing stock price on the dividend payment dates as a result of the amendment to our performance share award agreement form. RSUs are calculated using the market value of the underlying shares on the vesting date, including the market value of any dividend equivalents that have accrued on the underlying shares as of the vesting date. Dividend equivalents for RSUs are calculated using the closing price of our common stock on the dividend payment dates. The RSUs shown in the table vest 20% on the first anniversary of the date of grant, 20% on the second anniversary of the date of grant and 60% on the third anniversary of the date of grant.

(3)	Fully vested shares of stock were granted to Messrs. Cremers and DeReu on December 5, 2008 to recognize performance for the period starting with their respective initial hiring dates and ending November 2008.

Post-Employment Compensation

Pension Benefits Table

The table below shows the actuarial present value of each named executive officer’s accumulated benefit payable on retirement under our tax-qualified Salaried Retirement Plan, or Retirement Plan, and the non-qualified Salaried Employees’ Supplemental Benefit Plan, or Supplemental Plan I, and Salaried Supplemental Benefit Plan II, or Supplemental Plan II. The Supplemental Plan I and Supplemental Plan II are referred to collectively as the Supplemental Plans.

Name	Plan name	Number of years credited service (#)		Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Michael J. Covey	Supplemental Plan II	2.90		$1,030,852	$0
Michael J. Covey	Retirement Plan	2.90		$53,467	$0
Eric J. Cremers	Supplemental Plan II	1.46		$26,911	$0
Eric J. Cremers	Retirement Plan	1.46		$19,203	$0
William R. DeReu	Supplemental Plan II	2.63		$6,501	$0
William R. DeReu	Retirement Plan	2.63		$27,816	$0
Richard K. Kelly	Supplemental Plan I	29.00		$808,257	$0
Richard K. Kelly	Supplemental Plan II	34.50		$628,122	$0
Richard K. Kelly	Retirement Plan	39.50	(1)	$1,289,119	$0
Brent L. Stinnett	Supplemental Plan II	2.42		$90,254	$0
Brent L. Stinnett	Retirement Plan	2.42		$62,017	$0

(1)	Mr. Kelly had credited service under the Retirement Plan exceeding his actual service by 7.5 years as of December 31, 2008. The additional credited service serves to increase the benefit amount paid under the Retirement Plan and reduce the benefit paid from the Supplemental Plans, under which no credit is given for additional years of service. No augmentation of the total formula benefit occurs as a result of the additional service, but more of the total benefit is payable from the Retirement Plan. Mr. Kelly retired from Potlatch on January 1, 2009.

The following assumptions were made in calculating the present value of accumulated benefits:

•	discount rate of 6.15%;
•	zero percent future salary growth;
•	normal retirement age 62 or current age, if greater (age 55 is assumed for Mr. Covey under the Supplemental Plan II and age 61.5 used for Mr. Kelly);
•	service as of the fiscal year-end;
•	RP2000 Mortality with projection to 2016 for 2008; and
•	IRS limitations and Social Security covered compensation are as of the measurement date.

Summary of Plan Benefits:    Regular, full-time salaried employees (including the named executive officers) are eligible to receive retirement benefits under the Retirement Plan. For purposes of calculating the Retirement Plan benefit, earnings include base salary and annual bonus awards. Benefits paid under the Retirement Plan are calculated as follows:

Benefit	Benefit Available If:	Benefit Amount

Normal Retirement	Eligible employee is age 65 when pension starts	Normal monthly benefit calculation

•   Final average monthly earnings
(highest consecutive 60 months
of final 120 months earnings)

•   Multiplied by 1%

•   Multiplied by years of credited
service

Plus

•   Portion of final average
monthly earnings that exceeds
the Social Security Benefit
Base

•   Multiplied by  1/2%

•   Multiplied by years of credited
service up to 35

Early Retirement	Employment with company terminates after eligible employee turns 55 and has ten or more years of vesting service	Calculate the monthly normal retirement benefit (as described above), then reduce that amount by 5/12 of 1% (5% per year) for each month the retirement age is less than age 62

ERISA mandated survivor benefits are paid under the Retirement Plan. Pension benefits may be paid in the form of a life annuity. Alternate annuity forms of payment are available subject to the actuarial reduction factors used for all salaried employees in the Retirement Plan. Benefits with total actuarial present value less than $5,000 are paid in a lump sum.

The retirement benefit payable under the Retirement Plan is supplemented by benefits paid under the Supplemental Plans. Benefits paid under the Supplemental Plans are calculated in accordance with the normal retirement benefit formula or early retirement formula described in the table above with respect to the Retirement Plan taking into account the retirement benefit that would have been paid under the Retirement Plan if:

•	the limitations imposed by the Internal Revenue Code on maximum eligible annual earnings ($230,000 in 2008) and maximum annual retirement benefits ($185,000 in 2008) did not apply;
•	any deferred bonus awards were paid to the eligible employee in the year deferred; and
•	any additional years of credited service provided under the Retirement Plan were not included.

From this sum, the benefit paid under the Retirement Plan is subtracted to determine the benefit paid under the Supplemental Plans.

For example, in 2008, the maximum compensation allowed under the qualified plan was $230,000. For an executive earning $300,000 in 2008, the Retirement Plan uses compensation of $230,000 in the benefit formula, while the Supplemental Plan II uses the full $300,000, producing a higher total benefit value.

The Supplemental Plan benefits are offset by the benefit amount payable from the Retirement Plan. The benefit payable under the Supplemental Plan I was frozen as of December 31, 2004. The Supplemental Plan II is the

successor plan to the Supplemental Plan I. The benefits paid under the Supplemental Plan II are calculated in a similar manner as benefits under the Supplemental Plan I, but include compensation and service after December 31, 2004. The Supplemental Plan I benefit is an offset to the benefit under the Supplemental Plan II formula.

Full-time salaried employees who are eligible to participate in the Retirement Plan and whose annual earnings or annual benefit under the Retirement Plan exceed the Internal Revenue Code maximum or who elect to defer receipt of bonus awards paid under our annual incentive plan are eligible to participate in the Supplemental Plan I and Supplemental Plan II. Benefits paid under the Supplemental Plan I are paid at the same time and in the same manner as benefits paid under the Retirement Plan. Benefits paid under the Supplemental Plan II are paid beginning in the year after the year the eligible employee turns 55 or terminates employment, whichever is later and, at the eligible employee’s election, in one of the forms available under the Retirement Plan except benefits with total actuarial present value of $50,000 or less are paid in a lump sum.

Messrs. Kelly and Stinnett were eligible for early retirement, as of December 31, 2008, under the Retirement Plan and the Supplemental Plans. Mr. Kelly retired from Potlatch on January 1, 2009.

Mr. Covey, under his employment agreement, is entitled under the Supplemental Plan II to a minimum benefit of $26,800/month payable upon his retirement on or after age 55. This benefit will be offset by the accumulated value of defined benefit retirement plan benefits paid by Mr. Covey’s prior employer, and by pension benefits otherwise payable from our benefit plans. Because of this special benefit, Mr. Covey’s retirement age for purposes of the calculations in the Pension Table for the Supplemental Plan II was assumed to be age 55. If Mr. Covey continues to work beyond age 55, the value of this minimum benefit under Mr. Covey’s employment agreement declines year by year as the value of his normal company benefits increase. The purpose of the special minimum benefit provision is to provide Mr. Covey a retirement benefit at age 55 not less than his projected benefit at age 55 from his prior employer. If Mr. Covey’s employment with us terminates prior to his reaching age 55 other than in connection with a change of control, this minimum benefit does not apply.

In connection with the hiring of Mr. Stinnett, a special provision under the Supplemental Plan II provides for full vesting and full eligibility for benefits that would normally require him to have a minimum number of years under the Supplemental Plan II, Retirement Plan and 401(k) Plan. Pursuant to this provision, Mr. Stinnett began accruing nonforfeitable benefits as if he were fully vested under company plans immediately upon joining us and was placed in a similar vesting position to what he would have been in had he remained with his previous employer. No other benefit enhancement is provided to Mr. Stinnett under the Supplemental Plan II, the Retirement Plan and 401(k) Plan.

2008 Nonqualified Deferred Compensation Table

The table below shows the fiscal year contributions made by and on behalf of each of the named executive officers under the 401(k) Plan Supplemental Benefit portion of our nonqualified Supplemental Plan II, as well as amounts deferred during the fiscal year under our Management Deferred Compensation Plan. The amounts shown for aggregate earnings, aggregate withdrawals/distributions and aggregate balance include all such amounts for these plans as well as Supplemental Plan I and certain predecessor deferred compensation plans in which the named executive officer participates.

Name	Executive Contributions in the Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Michael J. Covey	$662,000	$62,091	$167,054	$0	$1,352,515
Eric J. Cremers	$0	$15,343	$356	$0	$15,700
William R. DeReu	$0	$4,315	$132	$0	$5,907
Richard K. Kelly(5)	$0	$10,534	$4,057	$0	$98,727
Brent L. Stinnett	$0	$11,064	$12,311	$0	$105,149

(1)	Amounts deferred under our Management Deferred Compensation Plan and predecessor deferred compensation plans. Amounts shown in the Executive Contributions column above are annual incentive bonuses earned for the 2008 fiscal year that were deferred in 2009 when the bonuses became payable. These amounts are included in the 2008 Summary Compensation Table as Non-Equity Incentive Plan Compensation for fiscal year 2008.

(2)	Supplemental Plan II. Amounts shown in the Registrant Contributions column above are also included in the “All Other Compensation” column in the 2008 Summary Compensation Table.

(3)	None of the Aggregate Earnings reported in this Table are included in the 2008 Summary Compensation Table for the 2008 fiscal year, as they do not represent above-market or preferential earnings.

(4)	The following amounts included in the Aggregate Balance column above have been reported as compensation to the named executive officers in the Summary Compensation Tables for previous fiscal years:

Michael C. Covey	$435,657
Eric J. Cremers	$0
Richard K. Kelly	$15,896
Brent L. Stinnett	$78,490

(5)	Supplemental Plan I.

In addition to the retirement benefits described above, the Supplemental Plans also provide supplemental benefits under our Salaried 401(k) Plan, or 401(k) Plan, to the extent that an eligible employee’s allocations of “company contributions” or “allocable forfeitures” are reduced under the 401(k) Plan due to Internal Revenue Code limits or because the eligible employee has deferred an award under our annual incentive plan. For years after 2004, eligible employees are credited with contributions under the Supplemental Plan II equal to the difference between the amount of company contributions and allocable forfeitures actually allocated to the eligible employee under the 401(k) Plan for the year and the amount of company contributions and allocable forfeitures that would have been allocated to the eligible employee under the 401(k) Plan if the eligible employee had made “participating contributions” equal to 6% percent of his or her earnings determined without regard to the Internal Revenue Code limit on maximum eligible compensation ($230,000 in 2008) and without regard to deferral of any award otherwise payable under our annual incentive plan. Prior to 2009 such amounts credited to the Supplemental Plan II on behalf of eligible employees were credited with interest equal to 70% of the higher of either the prime rate or the corporate “A” long-term bond rate. Beginning in 2009 employee accounts will be credited with interest at a rate equal to 120% of the long-term applicable federal rate, with quarterly compounding, or will be deemed to be invested in certain investments allowed under the 401(k) Plan. Eligible employees become vested in this supplemental benefit upon the earliest of completion of two years of service, attainment of age 65 while an employee, or total and permanent disability. The supplemental benefits are paid in ten or fewer annual installments or in a lump sum, at the eligible employee’s election, beginning in the year following the year in which the eligible employee separates from service. Benefit payments made under the Supplemental Plan II to “key employees,” as defined under the Internal Revenue Code, will be delayed for a minimum of six months following the date their employment terminates. Account balances that are equal to less than the annual 401(k) contribution limit ($15,500 in 2008, $16,500 in 2009) on the date the eligible employee separates from service are paid in a lump sum without regard to the employee’s election.

Certain employees, including the named executive officers, who earn awards under our annual incentive plan are permitted to defer receipt of those awards. These employees may defer receipt of a minimum of 50% and a maximum of 100% of the award pursuant to rules established under our Management Deferred Compensation Plan. Eligible employees may elect to defer awards into a cash account, a stock unit account, a directed investment account with certain deemed investments available under the 401(k) Plan, or a combination of these investment vehicles. If stock units are elected, dividend equivalents are credited to the units. Prior to July 2008 cash accounts were credited with interest equal to 70% of the higher of either the prime rate or the corporate “A” long-term bond rate. Beginning in July 2008, cash accounts are credited with interest at a rate equal to 120% of the long-term applicable federal rate, with quarterly compounding, and the use of cash accounts will be limited to the temporary investment of funds pending investment in stock units.

Potential Payments Upon Termination or Change of Control

Severance Program for Executive Employees

The Severance Program for Executive Employees, or Severance Program, provides severance benefits to our named executive officers and other officers designated by the Compensation Committee. Benefits are payable under the Severance Program both in connection with a termination of the executive officer’s employment with us and in connection with a change of control.

Termination Other Than in Connection with Change of Control.    The following table sets forth the severance benefits payable to each of our named executive officers under the Severance Program (except for Mr. Covey, whose benefits listed below would have been paid in accordance with his employment agreement during his first three years of employment) if the named executive officer’s employment is terminated in the circumstances described below. The following table assumes the termination of employment occurred on December 31, 2008, and uses the $26.01 closing price per share of our common stock as of December 31, 2008, for purposes of valuing the equity component of severance benefits.

Name	Cash Severance Payment ($)	Pro-Rata Bonus Under Annual Incentive Plan or Guaranteed Bonus ($)(1)	Benefits Continuation ($)	Equity Acceleration ($)	Total ($)
Michael J. Covey(2)	$2,421,640	$495,800	$27,404	$719,217	$3,664,061
Eric J. Cremers	$205,650	N/A	$6,201	N/A	$211,851
William R. DeReu	$100,020	N/A	$5,751	N/A	$105,771
Richard K. Kelly	$305,040	N/A	$8,578	N/A	$313,618
Brent L. Stinnett	$152,520	N/A	$4,289	N/A	$156,809

(1)	Annual incentive bonuses for named executive officers under our annual incentive plan are paid after review by and approval of the Compensation Committee in February following the fiscal year for which such bonuses are earned. Under the terms of our annual incentive plan, participants must be employed at the time of payment of any bonus awards. Consequently, a termination of employment (for reasons other than death, disability or retirement) of a named executive officer on December 31, 2008, generally would result in no bonus payment being made to such officer. However, if the termination of employment entitles the executive to benefits under the Severance Program, the executive may receive a pro rata bonus payment for the year of termination.

(2)	Mr. Covey’s severance benefits would have been paid in accordance with his employment agreement if his employment with us had terminated during his first three years of employment, which period ended February 2009. As such, this table shows the value of the severance benefits that would have been payable pursuant to his employment agreement. Since the expiration of Mr. Covey’s employment agreement, he is now covered under the Severance Program.

Under the Severance Program, benefits are payable to each of our executive officers when his or her employment terminates in the following circumstances:

•	involuntary termination of the employee’s employment for any reason other than death, disability or misconduct;
•

the company employing the employee ceases to be a participating company in the Severance Program due to a sale to a third party or a spin-off of the company, in a transaction that is also a change in ownership or effective control of Potlatch Corporation or a change in ownership of a substantial portion of Potlatch Corporation’s assets (but no benefits are payable if the employee continues employment with or is offered the same or better employment terms by the purchaser or spun-off company, and the purchaser or spun-off company maintains a severance plan that is equivalent in all material respects to the Severance Program);

•

election by the employee to terminate employment upon being required to relocate his or her principal place of business to a place that is 50 miles or more further from the employee’s primary residence than the prior principal place of business; or

•	separation from service by the employee within 24 months of
•	a material reduction in his or her authority or responsibility,
•	any reduction in his or her base salary, standard bonus opportunity, or long-term incentive opportunity, or
•	a 15% or greater reduction in his or her aggregate benefits as compared to all other similarly situated employees unless the reduction applies to all similarly situated employees.

No severance benefits are payable in connection with an employee’s termination generally if (1) the employee separates from service on or after his or her normal retirement date, (2) during the two-year period immediately before retirement the employee is an eligible employee under the Severance Program, and (3) the employee is entitled to benefits under the Retirement Plan, the 401(k) Plan (excluding benefits representing employee contributions) and the Supplemental Plans which, when converted into a straight life annuity equal, in the aggregate, at least $44,000.

Upon the occurrence of any of the events described above, the following severance benefits are payable to the applicable executive officer:

•

Cash Severance Payment.    A cash payment equal to three weeks of the employee’s base compensation for each full year of service. The minimum cash benefit is six months of base compensation and the maximum is one year.

•

Eligibility for Prorated Bonus.    Continued eligibility for an annual incentive award for the fiscal year of termination, determined under the terms and conditions of the annual incentive award plan and prorated for the number of months during the fiscal year in which the employee was employed.

•	Unused and Accrued Vacation. The employee’s unused and accrued vacation.
•

Benefits Continuation.    Continued medical, dental and basic life insurance coverage for a period of weeks equal to three weeks for each full year of service. The minimum period for continued insurance coverage is six months and the maximum is one year.

Termination in Connection with a Change of Control.    The following table sets forth the severance benefits payable to each of our named executive officers under the Severance Program (except for Mr. Covey, whose benefits listed below are shown as paid in accordance with his employment agreement) upon a termination of employment in connection with a change of control. The following table assumes the termination of employment and a change of control each occurred on December 31, 2008, and uses the $26.01 closing price per share of our common stock as of December 31, 2008, for purposes of valuing the equity component of severance benefits.

Name	Cash Severance Payment ($)	Pro-Rata Bonus Under Annual Incentive Plan or Guaranteed Bonus ($)	Equity Acceleration ($)(1)	Benefit Continuation ($)	Enhancement of Retirement Benefits ($)	Gross-Up Payment, if applicable ($)	Total ($)
Michael J. Covey(2)	$3,632,460	$495,800	$2,065,844	$41,106	$2,636,038	$3,277,795	$12,149,043
Eric J. Cremers	$1,540,000	$204,700	$445,951	$31,007	$81,815	$743,534	$3,047,007
William R. DeReu	$700,100	$80,000	$189,041	$28,753	$35,250	$310,199	$1,343,343
Richard K. Kelly	$1,105,850	$137,300	$194,425	$21,445	$0	$0	$1,459,020
Brent L. Stinnett	$1,105,850	$137,300	$259,632	$21,446	$159,331	$529,611	$2,213,170

(1)	The Equity Acceleration column is comprised of the deemed value realized (i) for Mr. Covey, pursuant to his employment agreement, upon the acceleration of performance shares on a prorated basis based on actual performance, (ii) for the named executive officers other than Mr. Covey, upon acceleration of performance share awards, which only require a “single trigger,” or change of control, to occur for settlement to be due on a prorated basis at the target level, and (iii) upon acceleration of RSUs, which require a “double trigger,” or a change of control followed by an involuntary loss of employment within two years, for settlement to be due.

(2)	Mr. Covey’s severance benefits would have been paid in accordance with his employment agreement if his employment with us had terminated during his first three years of employment, which period ended in February 2009. As such, this table shows the value of the severance benefits that would have been payable pursuant to his employment agreement. His employment agreement is discussed below under “Mr. Covey’s Employment Agreement.” Since the expiration of Mr. Covey’s employment agreement, he is now covered under the Severance Program.

Under the Severance Program, benefits are payable to each of our executive officers upon a change of control. In general, a change of control is one or more of the following events: (1) any person acquires more than 30% of Potlatch common stock; (2) certain changes are made to the composition of our Board; (3) certain transactions occur that result in Potlatch stockholders owning 50% or less of the surviving corporation’s stock; or (4) a sale of all or substantially all of the assets of the company or approval by our stockholders of a complete liquidation or dissolution of the company.

Upon a change of control, the performance period for outstanding performance share awards will be deemed concluded on the effective date of the change of control. As of that date, target awards will be deemed payable and dividend equivalents will be calculated on the target award, in each case prorated to the date of the change of control.

In addition, other benefits are payable to our executive officers if, within two years following a change of control, one of the following events occurs:

•	involuntary termination of the employee’s employment for any reason other than death, disability or misconduct;
•

the company employing the employee ceases to be a participating company in the Severance Program due to a sale to a third party or a spin-off of the company, in a transaction that is also a change in ownership or effective control of Potlatch Corporation or a change in ownership of a substantial portion of Potlatch Corporation’s assets (but no benefits are payable if the employee continues employment with or is offered the same or better employment terms by the purchaser or spun-off company, and the purchaser or spun-off company maintains a severance plan that is equivalent in all material respects to the Severance Program);

•

election by the employee to terminate employment upon being required to relocate his or her principal place of business to a place that is 50 miles or more further from the employee’s primary residence than the prior principal place of business; or

•	separation from service by the employee within 24 months of
•	a material reduction in his or her authority or responsibility,
•	any reduction in his or her base salary, standard bonus opportunity, or long-term incentive opportunity, or
•	a 15% or greater reduction in his or her aggregate benefits as compared to all other similarly situated employees unless the reduction applies to all similarly situated employees.

Upon the occurrence of any of the events described above within two years following a change of control, the following severance benefits are payable to our executive officers, including Mr. Covey since the expiration of his employment agreement:

•

Cash Severance Payment.    A cash benefit equal to the employee’s base compensation plus his or her base compensation multiplied by his or her standard bonus percentage, determined as of the date of the change of control or the effective date the employee separates from service, whichever produces the larger amount, multiplied by 3 with respect to our CEO, and 2.5 with respect to all other eligible employees, all of whom are officers. The cash benefit is subject to a downward adjustment if the employee separates from service within thirty months of his or her normal retirement date and additional service credit for the severance period is added to the pension benefit calculation;

•

Prorated Bonus.    Award under our annual incentive plan for the fiscal year of termination, determined based on the employee’s target or standard bonus and prorated for the number of months during the fiscal year in which the employee was employed;

•	Benefits Continuation. COBRA premium payments during the number of years equal to the factor described above for continued medical, dental and basic life insurance coverage;
•	Enhancement of Retirement Benefits.

•

A lump sum cash benefit equal to the value of that portion of the employee’s “company matching account” in the 401(k) Plan attributable to “company contributions” which is unvested and the unvested portion, if any, of the employee’s “401(k) plan supplemental benefit” account under the Supplemental Plans;

•

A lump sum cash benefit equal to the present value of the employee’s “normal retirement benefit” and “retirement plan supplemental benefit” determined under the Retirement Plan and the Supplemental Plans, respectively, if the employee is not entitled to a vested benefit under the Retirement Plan at the time he or she separates from service;

•	Vacation Pay Enhancement. The employee’s unused and accrued vacation notwithstanding whether any minimum service requirement has been met under our vacation policy; and
•	Gross-Up Payment; If Applicable. A tax gross-up payment if the employee is subject to an excise tax on his or her change of control benefits. If payments are less than $50,000 over the employee’s safe harbor limit, $100,000 in the case of the CEO, then his or her payments will be reduced to the safe harbor limit to avoid the imposition of the excise tax.

Mr. Covey’s Employment Agreement

We entered into an employment agreement with our CEO and President, Mr. Covey, when we hired him in 2006. If Mr. Covey’s employment had terminated during his first three years of employment with us, he would have been eligible for the termination benefits described below. If Mr. Covey’s employment terminates after the initial three-year period of employment, then Mr. Covey will be eligible for the benefits under the Severance Program described above.

Voluntary Termination by Mr. Covey or Termination due to Death, Disability or Retirement.    If Mr. Covey had terminated his employment for any reason other than good reason, death, retirement, or disability, he would have received:

•	Any accrued but unpaid base salary, bonus, vacation and benefits;
•	Pro-rated annual bonus for the termination year based on actual performance and paid at the same time as other bonus plan participants; and
•

Immediate vesting of his Supplemental Plan II benefits, other than his minimum monthly pension benefit payable upon his retirement from Potlatch at age 55 or later (the minimum monthly benefit is $26,800 minus the pension benefits otherwise payable under Supplemental Plan II, the Retirement Plan and his prior employer’s pension plan).

All of his unvested performance shares and restricted stock units would have been immediately forfeited upon termination of employment.

Involuntary Termination or Termination by Mr. Covey for Good Reason. If we had terminated Mr. Covey’s employment for any reason other than cause or disability or if Mr. Covey terminated his employment for good reason, after signing a release of claims, he would have received:

•	Any accrued but unpaid base salary, bonus, vacation and benefits;
•	Pro-rated annual bonus for the termination year based on actual performance and paid at the same time as other bonus plan participants;
•	24 months of pay continuation (base salary and target bonus);
•	Continued medical coverage for the lesser of 24 months or until Mr. Covey is eligible for subsequent employer-provided coverage;
•	Immediate vesting of initial RSU award; and
•	Immediate vesting of his Supplemental Plan II benefits, other than his minimum monthly pension benefit.

Termination in Connection with a Change of Control.    If, in connection with a change of control, Mr. Covey’s employment had been terminated for any reason other than cause, or if he terminated employment for good reason, after signing a release of claims he would have received:

•	Any accrued but unpaid base salary, bonus, vacation and benefits;
•	Pro-rated annual bonus for the termination year based on actual performance;
•	36 months of pay continuation (base salary and target bonus);
•	Continued medical coverage for three years;
•	Pro-rated performance share award, based on our actual performance;
•	Immediate vesting of initial RSU award;
•	Immediate vesting of his Supplemental Plan II benefits; and
•

A gross-up payment to reimburse him for any golden parachute excise tax if his total payments exceed his golden parachute safe harbor by at least $100,000. If his payments are less than $100,000 over his safe harbor limit, then his payments will be reduced to the safe harbor limit to avoid the imposition of the excise tax.

The definition of “change of control” under Mr. Covey’s employment agreement is substantially similar to the definition of “change of control” described above with respect to the Severance Program.

Other Potential Payments Upon Termination

The following table summarizes the value as of December 31, 2008, of the performance shares that our named executive officers would be entitled to receive at the end of the applicable performance periods, the number and value of RSUs for which vesting would have been accelerated and annual incentive plan awards, assuming the respective officer’s employment terminated on December 31, 2008, in connection with death, disability or retirement:

Name	Prorated Number of Shares Issued at End of Performance Period (#) (1) (2)	Value at December 31, 2008 ($) (3)	Accelerated RSUs (#) (2) (4)	Value at December 31, 2008 ($) (3)	Pro-Rata Bonus Under Annual Incentive Plan ($) (2)	Total ($)
Michael J. Covey	35,170	$914,772	27,652	$719,229	$366,900	$2,000,901
Eric J. Cremers	8,885	$231,108	2,131	$55,429	$163,800	$450,337
William R. DeReu	3,458	$89,943	861	$22,387	$102,000	$214,330
Richard K. Kelly	5,936	$154,395	428	$11,120	$13,700	$179,216
Brent L. Stinnett	5,296	$137,749	3,654	$95,042	$175,000	$407,791

(1)	The prorated number of shares shown in this column is based on target performance share awards for those awards granted for the 2007-2009 and 2008-2010 performance periods. Depending on our actual performance during the applicable performance period, the prorated number of shares issued could be 0% to 200% of the amounts shown in this column.

(2)	Messrs. Covey, Cremers and DeReu were not eligible for retirement under the Retirement Plan as of December 31, 2008. As a result, the amounts shown for those named executive officers in this column reflect amounts they would be entitled to receive, based on actual bonus payments for 2008, in connection only with death or disability.

(3)	The amounts shown in this column were calculated using the $26.01 closing price for our stock on December 31, 2008, plus dividend equivalents through December 31, 2008.

(4)	The number of RSUs shown in this column reflects the accelerated vesting of RSUs that would vest at the next applicable vesting date. Such accelerated vesting would occur under the terms of our RSU award grant. RSUs that vested during 2008 pursuant to the regular vesting schedule for such RSU awards are reflected in the Option Exercises and Stock Vested Table above.

Additional Termination or Change of Control Payment Provisions

Annual Incentive Plan.    As noted in the discussion of the Executive Severance Program, in the event of a change of control, each participant under our annual incentive plan, including the named executive officers, is guaranteed payment of his or her pro-rated “standard bonus” for the year in which the change of control occurs provided certain other events occur in connection with the participant. With respect to any award earned for the year prior to the year in which the change of control occurs, the participant is guaranteed payment of his or her award based on the performance results for the applicable year. The definition of “change of control” for purposes of our annual incentive plan is substantially similar to the definition of “change of control” described above with respect to the Severance Program, and like certain other benefits under the Severance Program requires a double trigger. Additionally, under our annual incentive plan, upon the death or disability of a participant, the participant or his or her beneficiary or estate, is entitled to a pro-rata portion of the target annual bonus.

Benefits Protection Trust Agreement.    We have entered into a Benefits Protection Trust Agreement, or Trust, which provides that in the event of a change of control the Trust will become irrevocable and within 30 days of the change of control we will deposit with the trustee enough assets to ensure that the total assets held by the Trust are sufficient to cover any anticipated trust expenses and to guarantee payment of the benefits payable to our employees under the Supplemental Plans; the Management Performance Award Plan and Management Performance Award Plan II (predecessor plans to our current annual incentive plan); the Annual Incentive Plan (our current annual incentive plan); the Severance Program; the Management Deferred Compensation Plan; the Deferred Compensation Plan for Directors; the Deferred Compensation Plan for Directors II; the Directors’ Retirement Plan; the Salaried Severance Plan; Mr. Covey’s Employment Agreement; certain nonforfeitable benefits provided to Mr. Stinnett; and certain agreements between us and certain of our former employees. At least annually after the initial funding of the Trust, an actuary will be retained to re-determine the benefit commitments and expected fees. If the Trust assets do not equal or exceed 110% of the re-determined amount, then we are, or our successor is, obligated to deposit additional assets into the Trust.

2000 and 2005 Stock Incentive Plans.    Under our 2000 Stock Incentive Plan, stock options (and related stock appreciation rights) that have been outstanding for at least six months prior to a change of control will become fully vested and immediately exercisable upon a change of control. With respect to performance shares granted under the 2000 and 2005 Stock Incentive Plans, the “performance period” will be deemed concluded on the effective date of a change of control. As of that date, target awards will be deemed payable and dividend equivalents will be calculated on the target award, in each case prorated to the date of the change of control. The definition of “change of control” for purposes of the 2000 and 2005 Stock Incentive Plans is substantially similar to the definition of “change of control” described above with respect to the Severance Program.

In addition to those termination situations addressed under our Severance Program, with respect to performance shares granted under the 2000 and 2005 Stock Incentive Plans, if the participant’s employment terminates during the performance period because of retirement, disability, or death, the participant, or his or her beneficiary, is entitled to a prorated number of the performance shares subject to the award. The prorated number of performance shares earned is determined at the end of the performance period based on the ratio of the number of completed calendar months the participant is employed during the performance period to the total number of months in the performance period. The prorated number of performance shares, plus dividend equivalents equal to the cash distributions that would have been paid on the shares earned had the recipient owned the shares during the three-year period, are paid at the end of the applicable performance period. With respect to RSUs, if the participant’s employment terminates because of retirement, disability, or death, and the vesting of the participant’s RSUs is to occur in its entirety as of a single date, the participant, or his or her beneficiary, will be entitled to a pro rata portion of the RSUs. If the vesting is to occur ratably, such as 20%, 20% and 60%, over a three-year period, the participant, or his or her beneficiary, will receive the already vested RSUs as well as the next tranche of RSUs scheduled to vest. Termination of a participant’s employment (for reasons other than in connection with a change of control or upon the death, disability or retirement) will result in the automatic termination of any unvested RSUs.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Our Nominating and Corporate Governance Committee, or Nominating Committee, reviews and makes recommendations to our Board concerning director compensation. Similar to our philosophy regarding executive compensation, our directors’ compensation philosophy is to provide our directors a fair compensation package that is tied to the services they perform as well as to the performance of the company, with the objective of recruiting and retaining the best directors that we can.

The Nominating Committee, pursuant to the authority granted it under its charter, engages Deloitte to advise it on directors’ compensation matters. In connection with that engagement, in September 2007, Deloitte provided the Nominating Committee with a review and assessment of our directors’ compensation which included a comparison to a peer group of companies comprised of forest products industry and other general industry companies of similar size. The committee and Board took Deloitte’s assessment into consideration in establishing the current directors’ compensation, which is targeted to be at the median of compensation paid by other companies in that peer group.

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Boh A. Dickey	$79,000		$65,000	$75	$144,075
William L. Driscoll(4)	$30,875		$65,000	$75	$95,950
Ruth Ann M. Gillis	$60,500	(5)	$65,000	$75	$125,575
Jerome C. Knoll	$69,500		$65,000	$75	$134,575
John S. Moody	$59,000		$65,000	$75	$124,075
Lawrence S. Peiros	$63,500		$65,000	$75	$128,575
Gregory L. Quesnel	$75,500		$65,000	$75	$140,575
Michael T. Riordan(6)	$63,500		$65,000	$75	$128,575
Judith M. Runstad	$68,500		$65,000	$75	$133,575
William T. Weyerhaeuser(6)	$84,000	(5)	$65,000	$75	$149,075

(1)	Represents annual retainer fee, as well as any amounts earned for service as Vice Chair or Committee Chair and meeting attendance fees.

(2)	The amounts shown reflect the compensation expense taken by us for 2008, in accordance with FAS 123R, with respect to the $65,000 annual equity award per director for common stock units granted in December 2008 (which is the grant date fair market value for purposes of FAS 123R). The assumptions underlying FAS 123R valuations performed are discussed in note 14 to our Form 10-K. As of December 31, 2008, each non-employee director had accumulated 8,444 stock units in his or her account, with the exception of Mr. Driscoll, who had 9,557 stock units, and Mr. Moody, who had 6,208 units. The aggregate number for each director includes stock units that have been credited to the director over the years for service as a director and stock units credited as a result of reinvestment of dividend equivalents (including dividend equivalents credited in connection with spin-off of Clearwater Paper). As of December 31, 2008, directors held vested, unexercised stock options to purchase the following number of shares of our common stock: Mr. Dickey-21,540; Ms. Gillis-1,680; Mr. Peiros-8,616; Mr. Quesnel-21,540; Mr. Riordan-12,924; Ms. Runstad-2,154; and Mr. Weyerhaeuser-21,540. The foregoing stock option amounts reflect adjustments made to take into account economic impact of the spin-off of Clearwater Paper and the foregoing unit amounts reflect dividend equivalents, including dividend equivalents credited in connection with the spin-off of Clearwater Paper.

(3)	Consists of premiums paid for accidental death & dismemberment insurance.

(4)	In March 2008, Mr. Driscoll was recalled to active duty in the United States Marine Corps Reserve as a Civil Affairs officer and deployed to Afghanistan through November 2008. Mr. Driscoll was absent from those meetings of the Board of Directors that occurred while he was overseas and was not compensated by Potlatch during that time.

(5)	The amounts shown reflect fees deferred in 2008 pursuant to our Deferred Compensation Plan for Directors II. In connection with these deferrals, we credited 1,158 stock units to Ms. Gillis’ account and 1,687 stock units to Mr. Weyerhaeuser’s account for fees deferred in 2008. Such amounts were determined separately for each fee payment, which include meeting fees and quarterly pro-rata payments of the director’s annual retainer fee, by dividing the fee amount due by the appropriate per share closing stock price pursuant to the plan. In addition to the common stock award units described in footnote 1, Ms. Gillis and Mr. Weyerhaeuser had an aggregate of 8,014 and 2,071 common stock units, respectively, in their deferred compensation accounts as of December 31, 2008. The foregoing common stock unit amounts reflect dividend equivalents, including dividend equivalents credited in connection with the spin-off of Clearwater Paper.

(6)	In connection with the spin-off of our pulp-based businesses, Messrs. Riordan and Weyerhaeuser resigned from their positions as directors of Potlatch Corporation effective December 16, 2008 and accepted positions as directors of Clearwater Paper Corporation.

During 2008, one of our directors, Mike Covey, was also an employee of the company. As a result, Mr. Covey, President and CEO, did not receive compensation for his services as a director during 2008. The compensation received by Mr. Covey as a named executive officer of the company is shown in the Summary Compensation Table.

Retainer and Fees.    During 2008, our outside directors were paid cash compensation at the following rates:

Annual retainer fee	$35,000
Supplemental annual retainer fee (Lead Director only)	$20,000
Annual retainer fee for Chair of the Audit Committee	$15,000
Annual retainer fee for Chair of each other committee	$5,000
Attendance fee for each Board meeting	$1,500
Attendance fee for each committee meeting	$1,500

During 2008, we paid directors, or deferred on their behalf, an aggregate total of $633,875 in fees. Directors may defer receiving all or any portion of their fees under the terms of our Deferred Compensation Plan for Directors II, or Directors Plan. When a director elects to defer fees, he or she elects to have those fees converted into common stock units or, if not converted, then credited with annual interest at 70% of the higher of the prime rate or the average monthly long-term corporate “A” bond rate for periods prior to July 1, 2008, and at 120% of the long-term applicable federal rate, with quarterly compounding, for periods beginning on or after July 1, 2008. The common stock units are credited with amounts in common stock units equal in value to the distributions that are paid on the same amount of common stock. During 2008, we also reimbursed directors for their reasonable out-of-pocket expenses for attending Board and committee meetings and educational seminars and conferences in accordance with our Director Education Program.

Long-Term Incentive Awards.    In December 2008, each of the outside directors was granted an award, consisting of a credit to an account established on behalf of each outside director under the Directors Plan in the amount of $65,000, for an aggregate amount of $650,000. Under the terms of the award, $65,000 was credited to an account for each director in common stock units, based on the price of the common stock on the date of the grant. These common stock units are then credited with amounts in common stock units equal in value to the distributions that are paid on the same amount of common stock. Upon separation from service as a director, the common stock units held by the director in his or her deferred account will be converted to cash based upon the then market price of the common stock and will be paid to the director.

Other Benefits.    We provide coverage for directors under our Director and Officer Liability Insurance Policy and Accidental Death and Dismemberment Insurance Policy. Directors may, at their own expense, purchase coverage for their spouses under the Accidental Death and Dismemberment Insurance Policy. Directors are eligible to participate in our Matching Gifts to Education Program, which matches contributions of up to $1,500 per year to eligible educational institutions. We made no donations on behalf of any of our directors to organizations with which any director was affiliated as an executive officer or director in excess of the amounts matched by us under this program.

Directors’ Retirement Plan.    The Directors’ Retirement Plan is a non-qualified deferred compensation plan that was terminated effective December 31, 1996. At the time of termination, the present value of the accrued defined benefit under the plan was converted to a defined contribution account in company stock units, which are credited with dividend equivalents. Of our Board members in 2008, only Mr. Weyerhaeuser served as a director eligible to participate in the plan at the time it was in effect, and so he was the only director with an account. The Directors’ Retirement Plan was originally established to provide a retirement benefit to our non-employee directors. The benefit payable under the plan was an annual payment equal to the amount of the regular annual retainer fee (excluding supplemental fees, attendance fees and fees paid to committee chairpersons) in effect at the time and is payable for ten years following termination of service. There have been no accruals under the plan since its termination (other than dividend equivalents). Mr. Weyerhaeuser’s account was paid in a lump sum following his termination of service.

Stock Ownership Guidelines.    In order to promote and increase equity ownership by our directors and to further align their interests with those of our stockholders, the Board has adopted stock ownership guidelines that require each outside director to own beneficially at least 3,750 shares, including common stock units granted under the Directors Plan, by the later of January 1, 2009, or the fifth anniversary of his or her election as a director. As of January 1, 2009, all outside directors met the guidelines on an incremental basis.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of four outside (non-employee) directors, all of whom meet the New York Stock Exchange listing standards for audit committee independence. The Audit Committee is an “audit committee” for purposes of Section 3(a)(58) of the Securities Exchange Act of 1934. The Committee’s charter is reviewed periodically by the Audit Committee, which recommends appropriate changes to the Board of Directors.

The Committee is responsible for providing oversight on matters relating to Potlatch’s accounting, financial reporting, internal controls, auditing, legal and regulatory compliance. In performing its functions, the Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in its report, expresses an opinion on the conformity of the company’s annual financial statements to generally accepted accounting principles in the United States. During fiscal year 2008, the Committee met eight times.

In connection with the audit process, the Committee has received from our independent registered public accounting firm, KPMG LLP or KPMG, the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the audit committee concerning independence, and has discussed with KPMG its independence. The Committee also discussed the quality and adequacy of Potlatch’s internal controls with management, the internal auditor and the independent registered public accounting firm. The Committee reviewed with KPMG and the internal auditor their respective audit plans, audit scope, and identification of audit risks, and reviewed and discussed the results of the internal audit examinations with the internal auditor.

The Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2008, with management and with KPMG outside the presence of management. The Committee also discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Based on these reviews and discussions with management, KPMG and the internal auditor, the Committee recommended to the Board that the company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission. The Board approved this recommendation.

The Audit Committee Members

Boh A. Dickey, Chair

Ruth Ann M. Gillis

Jerome C. Knoll

Gregory L. Quesnel

Fees Paid to Independent Registered Public Accounting Firm in 2008 and 2007

The Audit Committee has considered and determined that the services provided by KPMG LLP in fiscal year 2008 are compatible with the auditor independence requirements. The following table shows fees for professional services rendered by KPMG for the audit of our financial statements for the years ended December 31, 2008, and 2007, and fees billed for other services rendered by KPMG during each of these years.

	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees	All Other Fees
2008	$2,493,977	$624,905	—	—

2007	$1,253,000	$682,651	—	—

(1)	Audit fees represent fees for the audit of our annual financial statements, the audit of internal controls over financial reporting and reviews of the quarterly financial statements. The 2008 fees also include amounts for services in connection with the separate audit of Clearwater Paper Corporation, a subsidiary that was spun off to our stockholders on December 16, 2008, and services associated with the related Form 10 filing.

(2)	Audit-related fees represent fees for the audit of our defined benefit plans, the audit of the Annual Reports on Form 11-K and the audits of subsidiary businesses.

All audit services and audit-related services for fiscal year 2008 were pre-approved by our Audit Committee. The Audit Committee Policy for pre-approval of Independent Auditor Services and Fees provides for pre-approval of audit, audit-related, tax and other services specifically described by the Policy on an annual basis. A copy of the policy can be found on our web site by going to www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then “Audit Committee Pre-Approval Policy.” Under the terms of the policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. In addition, any proposed services anticipated to exceed pre-approved cost levels must be separately approved. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. The member or members to whom such authority has been delegated must report any pre-approval decisions to our Audit Committee at its next scheduled meeting.

GENERAL INFORMATION

Stockholder Proposals for 2010

The deadline for submitting a stockholder proposal for inclusion in the proxy materials for our 2010 Annual Meeting is December 4, 2009. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by Potlatch between January 4, 2010 and February 3, 2010. A stockholder’s notice relating to such a nomination or proposal must set forth the information required by our Bylaws. A copy of our Bylaws is available for downloading or printing by going to our web site at www.potlatchcorp.com, and selecting “Investor Resources,” and then “Corporate Governance.”

Annual Report and Financial Statements

A copy of our 2008 Annual Report to Stockholders, which includes our financial statements for the year ended December 31, 2008, was mailed to stockholders of record along with this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, certain executive officers and any person holding more than 10% of our common stock must report their initial ownership of the common stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to reporting have filed the required reports on time in 2008, except that reports on Form 4 relating to the acquisition on March 31, 2008 of phantom stock units under our Deferred Compensation Plan for Directors by each of Mr. Weyerhaeuser and Ms. Gillis relating to deferred meeting fees were not timely filed. These acquisitions were subsequently reported on May 1, 2008 for each of Mr. Weyerhaeuser and Ms. Gillis.

Other Information

We will make available to a stockholder, free of charge, any of the following documents at the stockholder’s request:

Filings with the Securities and Exchange Commission

•	Annual Reports on Form 10-K
•	Quarterly Reports on Form 10-Q
•	Current Reports on Form 8-K
•	Registration Statements
•	Beneficial Ownership Reports for Directors and Executive Officers

Charter Documents

•	Amended and Restated Bylaws
•	Second Restated Certificate of Incorporation

Committee Charters

•	Audit Committee Charter
•	Executive Compensation and Personnel Policies Committee Charter
•	Finance Committee Charter
•	Nominating and Corporate Governance Committee Charter

Governance Documents

•	Corporate Conduct and Ethics Code
•	Corporate Governance Guidelines
•	Audit Committee Policy for Pre-approval of Independent Auditor Services and Fees
•	Officer Stock Ownership Guidelines
•	Related Person Transactions Policy

•	Audit Committee Policy for Hiring Employees or Former Employees of the Independent Auditor
•	Audit Committee Independence and Financial Expert Policy
•	Director Independence Policy
•	Director Stock Ownership Guidelines

These documents are available for downloading or printing by going to our web site at www.potlatchcorp.com, and selecting “Investor Resources” and then “Corporate Governance.” You may also submit a request for printed copies by e-mail to investorinfo@potlatchcorp.com or by mail to the following address:

Potlatch Corporation

Attn: Corporate Secretary

601 W. First Avenue, Suite 1600

Spokane, WA 99201

PROPOSAL 1 – ELECTION OF DIRECTORS

We recommend a vote FOR each nominee.

Our Board of Directors is divided into three classes serving staggered three-year terms. Each of the nominees listed below has been nominated by our Board of Directors at the recommendation of our Nominating and Corporate Governance Committee in accordance with the Committee’s Director Nomination Policy.

The individuals named as proxies on the enclosed proxy card will vote FOR the election of all nominees unless you direct them to withhold your votes. Each of the nominees is now a member of the Board. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute nominee proposed by the Board or we may reduce the number of members of the Board. We recommend a vote FOR each nominee listed below.

Nominees for Election at This Meeting for a Term Expiring in 2012

Boh A. Dickey

Age 64, a director since July 2000.

William L. Driscoll

Age 46, a director since January 2004.

Judith M. Runstad

Age 64, a director since March 1999.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to elect each of the nominees for director listed in Proposal 1.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009

We recommend a vote FOR this proposal.

KPMG LLP (KPMG), a registered public accounting firm, currently serves as our independent registered public accounting firm and has conducted the audit of our consolidated financial statements and internal control over financial reporting for fiscal year 2008. A summary of the fees paid by us to KPMG in connection with its audits for fiscal years 2008 and 2007 can be found in the section titled, “Fees Paid to Independent Registered Public Accounting Firm in 2008 and 2007” in this proxy statement.

Based upon its review of KPMG’s qualifications, independence and performance, the Audit Committee of the Board of Directors has appointed KPMG to serve as our independent registered public accounting firm for fiscal year 2009.

The appointment of our independent registered public accounting firm is not required to be submitted for ratification by the stockholders. The listing standards of the New York Stock Exchange provide that the Audit Committee is solely responsible for the appointment, compensation, evaluation and oversight of our independent registered public accounting firm. However, as a matter of good corporate governance, the Audit Committee is submitting its appointment of KPMG as independent registered public accounting firm for fiscal year 2009 for ratification by the stockholders.

If the stockholders fail to ratify the appointment of KPMG, the Audit Committee may reconsider whether to retain KPMG, and may continue to retain that firm or appoint another firm without resubmitting the matter to the stockholders. Even if the stockholders ratify the appointment of KPMG, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm for us if it determines that such a change would be in the best interests of our company and our stockholders.

The affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

Representatives of KPMG are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

PROXY

Proxy for Annual Meeting of Stockholders to be Held May 4, 2009 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF POTLATCH CORPORATION

The undersigned hereby appoints Michael J. Covey, Eric J. Cremers and Pamela A. Mull, as proxies with full power in each to act without the others and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 4, 2009, or at any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSAL 2.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments (Mark the corresponding box on the reverse side)	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE ▲

You can now access your Potlatch Corporation account online.

Access your Potlatch Corporation stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Potlatch Corporation, now makes it easy and convenient to get current information on your stockholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

www.bnymellon.com/shareowner/isd

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSAL 2.

Please mark	☒
your votes as indicated in this example

The Board of Directors recommends a vote FOR the election of three
Directors to serve until the 2012 Annual Meeting of Stockholders.				The Board of Directors recommends a vote FOR Proposal 2.

Proposal 1. Election of Directors
Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01. Boh A. Dickey	☐	☐	☐	Proposal 2–	Ratification of the appointment of an independent registered public accounting firm.	☐	☐	☐

02. William L. Driscoll	☐	☐	☐

03. Judith M. Runstad	☐	☐	☐

WILL ATTEND

					If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.		☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲  FOLD AND DETACH HERE  ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

POTLATCH CORPORATION	INTERNET http://www.proxyvoting.com/pch Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site .
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 4, 2009. The proxy statement and the 2008 Annual Report are available at

http://bnymellon.mobular.net/bnymellon/pch.

PROXY

Proxy for Annual Meeting of Stockholders to be Held May 4, 2009 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF POTLATCH CORPORATION

On behalf of The Board of Directors of Potlatch Corporation, this proxy is solicited from participants in the Potlatch Salaried 401(k) Plan. Your shares will be voted as directed by you, but if not otherwise directed, FOR each director nominee and, FOR Proposal 2. If you do not return this voting instruction form or vote by telephone or internet, the Trustee (Mercer Trust Company) must vote your Plan shares in the same proportion as voted by other Plan participants.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments (Mark the corresponding box on the reverse side)	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE ▲

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSAL 2.

Please mark	☒
your votes as indicated in this example

The Board of Directors recommends a vote FOR the election of three Directors to serve until the 2012				The Board of Directors recommends a vote FOR Proposal 2.
Annual Meeting of Stockholders.

Proposal 1. Election of Directors
Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01. Boh A. Dickey	☐	☐	☐	Proposal 2–	Ratification of the appointment of an independent registered public accounting firm.	☐	☐	☐

02. William L. Driscoll	☐	☐	☐

03. Judith M. Runstad	☐	☐	☐

WILL ATTEND

					If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.		☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲  FOLD AND DETACH HERE  ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time on April 30, 2009.

POTLATCH CORPORATION	INTERNET http://www.proxyvoting.com/pch Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site .
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 4, 2009. The proxy statement and the 2008 Annual Report are available at

http://bnymellon.mobular.net/bnymellon/pch.

PROXY

Proxy for Annual Meeting of Stockholders to be Held May 4, 2009 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF POTLATCH CORPORATION

On behalf of The Board of Directors of Potlatch Corporation, this proxy is solicited from participants in the Potlatch Hourly 401(k) Plan. Your shares will be voted as directed by you, but if not otherwise directed, FOR each director nominee and, FOR Proposal 2. If you do not return this voting instruction form or vote by telephone or internet, the Trustee (Mercer Trust Company) must vote your Plan shares in the same proportion as voted by other Plan participants.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments	P.O. BOX 3550
(Mark the corresponding box on the reverse side)	SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

▲  FOLD AND DETACH HERE  ▲

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSAL 2.
	Please mark	☒
your votes as indicated in this example

The Board of Directors recommends a vote FOR the election of three
Directors to serve until the 2012 Annual Meeting of Stockholders.

Proposal 1. Election of Directors
Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01. Boh A. Dickey	☐	☐	☐	Proposal 2–	Ratification of the appointment of an independent registered public accounting firm.	☐	☐	☐

02. William L. Driscoll	☐	☐	☐

03. Judith M. Runstad	☐	☐	☐

WILL ATTEND

					If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.		☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲  FOLD AND DETACH HERE  ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time on April 30, 2009.

POTLATCH CORPORATION	INTERNET http://www.proxyvoting.com/pch Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch- tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you
do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and
return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked,
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF	signed and returned your proxy card.
PROXY MATERIALS FOR THE SHAREHOLDER MEETING
TO BE HELD ON MAY 4, 2009. The proxy statement and the
2008 Annual Report are available at http://bnymellon.mobular.net/bnymellon/pch

PROXY

Proxy for Annual Meeting of Stockholders to be Held May 4, 2009 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF POTLATCH CORPORATION

On behalf of The Board of Directors of Potlatch Corporation, this proxy is solicited from participants in the Clearwater Paper Salaried 401(k) Plan. Your shares will be voted as directed by you, but if not otherwise directed, FOR each director nominee and, FOR Proposal 2. If you do not return this voting instruction form or vote by telephone or internet, the Trustee (Mercer Trust Company) must vote your Plan shares in the same proportion as voted by other Plan participants.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
Address Change/Comments
(Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)

▲    FOLD AND DETACH HERE    ▲

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSAL 2.

Please mark	☒
your votes as indicated in this example

The Board of Directors recommends a vote FOR the election of three
Directors to serve until the 2012 Annual Meeting of Stockholders.

Proposal 1. Election of Directors
Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01. Boh A. Dickey	☐	☐	☐	Proposal 2–	Ratification of the appointment of an independent registered public accounting firm.	☐	☐	☐

02. William L. Driscoll	☐	☐	☐

03. Judith M. Runstad	☐	☐	☐

WILL ATTEND

					If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.		☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲  FOLD AND DETACH HERE  ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time on April 30, 2009.

POTLATCH CORPORATION	INTERNET http://www.proxyvoting.com/pch Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch- tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you
do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and
return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked,
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF	signed and returned your proxy card.
PROXY MATERIALS FOR THE SHAREHOLDER MEETING
TO BE HELD ON MAY 4, 2009. The proxy statement and the
2008 Annual Report are available at http://bnymellon.mobular.net/bnymellon/pch

PROXY

Proxy for Annual Meeting of Stockholders to be Held May 4, 2009 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF POTLATCH CORPORATION

On behalf of The Board of Directors of Potlatch Corporation, this proxy is solicited from participants in the Clearwater Paper Hourly 401(k) Plan. Your shares will be voted as directed by you, but if not otherwise directed, FOR each director nominee and, FOR Proposal 2. If you do not return this voting instruction form or vote by telephone or internet, the Trustee (Mercer Trust Company) must vote your Plan shares in the same proportion as voted by other Plan participants.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
Address Change/Comments
(Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)

▲    FOLD AND DETACH HERE    ▲

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSAL 2.

Please mark	☒
your votes as indicated in this example

The Board of Directors recommends a vote FOR the election of three
Directors to serve until the 2012 Annual Meeting of Stockholders.				The Board of Directors recommends a vote FOR Proposal 2.

Proposal 1. Election of Directors
Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01. Boh A. Dickey	☐	☐	☐	Proposal 2–	Ratification of the appointment of an independent registered public accounting firm.	☐	☐	☐

02. William L. Driscoll	☐	☐	☐

03. Judith M. Runstad	☐	☐	☐

WILL ATTEND

					If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.		☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲  FOLD AND DETACH HERE  ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time on April 30, 2009.

POTLATCH CORPORATION	INTERNET http://www.proxyvoting.com/pch Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch- tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you
do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and
return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked,
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF	signed and returned your proxy card.
PROXY MATERIALS FOR THE SHAREHOLDER MEETING
TO BE HELD ON MAY 4, 2009. The proxy statement and the
2008 Annual Report are available at http://bnymellon.mobular.net/bnymellon/pch.